                                                               EXHIBIT 4.5

                             THE WALT DISNEY COMPANY

                              OFFICERS' CERTIFICATE


                  Pursuant to Sections 2.1 and 2.3(a) of the Indenture, dated as of September 24, 2001 (the "Indenture"), between The Walt Disney Company, a Delaware corporation (the "Company"), and Wells Fargo Bank, N.A., a national banking association, as trustee (the "Trustee"), the undersigned Christine M. McCarthy and David K. Thompson, the Senior Vice President and Treasurer and Senior Vice President-Assistant General Counsel of the Company, respectively, hereby certify on behalf of the Company as follows:

                  (1) AUTHORIZATION. The establishment of a series of medium-term notes of the Company (the "Medium-Term Notes") has been approved and authorized in accordance with the provisions of the Indenture. The forms of Medium-Term Notes attached hereto as Exhibits A, B, C and D have been approved and authorized in accordance with the provisions of the Indenture.

                  (2) COMPLIANCE WITH CONDITIONS PRECEDENT. All conditions precedent provided for in the Indenture relating to the establishment of new forms and terms of the Medium-Term Notes have been complied with.

                  (3) TERMS. The terms of the series of Securities established pursuant to this Officers' Certificate shall be as follows:

                           (a) TITLE. The title of the series of Securities is
                  the "Medium-Term Notes, Series B" (the "Notes").

                           (b) AGGREGATE INITIAL OFFERING PRICE. Subject to
                  being increased by the Company from time to time as shall be stated in a subsequent Officers' Certificate, the aggregate initial offering price of the Notes which may be authenticated and delivered pursuant to the Indenture (except for Notes (i) authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.8, 2.9, 2.11, 3.6, 9.5 and 10.3 of the Indenture or
                  (ii) which, pursuant to Section 2.4 of the Indenture, are deemed never to have been authenticated and delivered) is $6,500,000,000 or the equivalent thereof at the date of issue in one or more foreign or composite currencies or currency units. The Company may from time to time, without the consent of existing holders of Notes, issue additional Notes having the same terms and conditions (including maturity and interest payment terms) as previously issued Notes in all respects, except for issue date, issue price and the first payment of interest. Additional Notes issued in this manner will be fungible with the previously issued Notes to the extent specified in the applicable Pricing Supplement.

                           (c) REGISTERED SECURITIES IN DEFINITIVE OR BOOK-ENTRY
                  FORM; GLOBAL SECURITY; DEPOSITORY. Each Note will be issued in fully registered book-entry form (a "Book-Entry Note") or definitive form (a "Definitive Note"), as set forth in the pricing supplement to the Prospectus and Prospectus Supplement relating to such Note (the "Pricing Supplement"). Upon issuance, all Notes in book-entry form having the same original issue date, Stated Maturity and otherwise having identical terms and provisions will be represented by a single global security (each a "Global Security"); PROVIDED, HOWEVER, that if by reason of the foregoing a single Global Security would exceed $500,000,000 in aggregate principal amount, one Global Security will be issued to represent each $500,000,000 of aggregate principal amount and an additional Global Security will be issued to represent any remaining principal amount. The initial Depositary with respect to any Global Security will be The Depository Trust Company, New York, New York. So long as the Depositary for a Global Security, or its nominee, is the registered owner of the Global Security, the Depositary or its nominee, as the case may be, will be considered the sole owner or holder of the Notes in book-entry form represented by such Global Security for all purposes under the Indenture. Book-Entry Notes will not be exchangeable for Definitive Notes except that, if the Depositary with respect to any Global Security or Securities is at any time unwilling or unable to continue as Depositary and a successor Depositary is not appointed by the Company within 90 days, the Company will issue Definitive Notes in exchange for the Book-Entry Notes represented by any such Global Security or Securities. In addition, the Company may at any time and in its sole discretion determine not to have a Global Security or Securities, and, in such event, will issue Definitive Notes in exchange for the Book Entry Notes represented by such Global Security or Securities in accordance with the provisions of
                  Section 2.8 of the Indenture.

                           (d) PERSONS TO WHOM INTEREST PAYABLE. Unless
                  otherwise specified in a Note or an applicable Pricing Supplement, interest will be payable to the person in whose name a Note is registered at the close of business (whether or not a Business Day) on the Regular Record Date with respect to such payment of interest; provided, however, that interest payable at Maturity will be payable to the person to whom principal is payable.

                           (e) BUSINESS DAY. "Business Day" means any day, other
                  than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; PROVIDED, HOWEVER, that with respect to Notes the payment of which is to be made in a Denominated Currency (as defined below) other than U.S. dollars, such day is also not a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country of such Denominated Currency; PROVIDED, HOWEVER, that, with respect to LIBOR Notes only, such day is also a London Business Day (as defined below); and PROVIDED, FURTHER, that with respect to EURIBOR Notes and notes denominated in Euros only, such day is also a TARGET Business Day (as defined below). "London Business Day" means any day on which commercial banks are open for business (including dealings in the LIBOR currency) in London. "TARGET Business Day" means any day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System is open. "Principal Financial Center" means, as applicable, (i) the capital city of the country issuing the payment currency, or (ii) the capital city of the country to which the LIBOR currency relates; provided, however, that with respect to United States dollars, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, Italian lire, Portuguese escudos, South African rand and Swiss francs, the "Principal Financial Center" shall be The City of New York, Sydney and (solely in the case of the payment currency) Melbourne, Toronto, Frankfurt, Amsterdam, Milan, London (solely in the case of the LIBOR currency), Johannesburg and Zurich, respectively.

                           (f)  STATED MATURITY; EXTENSION OF MATURITY.

                                    (i) The Notes may be issued on different
                           dates and the principal amount of the Notes may be payable on different dates, as shall be set forth in the Note or an applicable Pricing Supplement; PROVIDED that the date on which the principal of any Note is payable will be on a Business Day no less than nine months from the date of issue stated on the face thereof.

                                    (ii) The Pricing Supplement relating to each
                           Note will indicate whether the Company has the option to extend the Stated Maturity of such Note for one or more whole year periods (each an "Extension Period") up to but not beyond the date (the "Final Maturity Date") set forth in such Pricing Supplement and the basis or formula, if any, for setting the interest rate or the Spread or Spread Multiplier (as defined below), as the case may be, applicable to any such Extension Period.

                                    The Company may exercise such option with
                           respect to a Note by notifying the Trustee of such exercise at least 45 but not more than 60 days prior to the Stated Maturity of such Note in effect prior to the exercise of such option (the "Original Stated Maturity Date"). No later than 40 days prior to the Original Stated Maturity Date, the Trustee will mail to the holder of such Note a notice (the "Extension Notice") relating to such Extension Period, first class, postage prepaid, setting forth (i) the election of the Company to extend the Stated Maturity of such Note, (ii) the new Stated Maturity, (iii) in the case of a Fixed Rate Note, the interest rate applicable to the Extension Period or, in the case of a Floating Rate Note, the Spread or Spread Multiplier applicable to the Extension Period, and (iv) the provisions, if any, for redemption during the Extension Period, including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Extension Period. Upon the mailing by the Trustee of an Extension Notice to the holder of a Note, the Stated Maturity of such Note shall be extended automatically as set forth in the Extension Notice, and, except as modified by the Extension Notice and as described in the next paragraph, such Note will have the same terms as prior to the mailing of such Extension Notice.

                                    Notwithstanding the foregoing, not later
                           than 20 days prior to the Original Stated Maturity Date for a Note, the Company may, at its option, revoke the interest rate, in the case of a Fixed Rate Note, or the Spread or Spread Multiplier, in the case of a Floating Rate Note, provided for in the Extension Notice and establish a higher interest rate, in the case of a Fixed Rate Note, or a higher Spread or Spread Multiplier, in the case of a Floating Rate Note, for the Extension Period by mailing or causing the Trustee to mail notice of such higher interest rate or higher Spread or Spread Multiplier, as the case may be, first class, postage prepaid, to the holder of such Note. Such notice shall be irrevocable. All Notes with respect to which the Original Stated Maturity Date is extended will bear such higher interest rate, in the case of a Fixed Rate Note, or higher Spread or Spread Multiplier, in the case of a Floating Rate Note, for the Extension Period.

                                    If the Company elects to extend the Stated
                           Maturity of a Note, the holder of such Note may, if provided for in the applicable Pricing Supplement, have the option to elect repurchase of such Note by the Company on the Original Stated Maturity Date at a price equal to the principal amount thereof plus accrued interest, if any, to such date.

                           (g) RATES OF INTEREST; INTEREST PAYMENT DATES;
                  REGULAR RECORD DATES; ACCRUAL OF INTEREST.

                                    (i) RATES OF INTEREST. Interest-bearing
                           Notes will bear interest at either a fixed rate (the "Fixed Rate Notes") or a rate determined by reference to one or more Base Rates (as defined below) which may be adjusted by a Spread or Spread Multiplier (the "Floating Rate Notes") specified in the applicable Floating Rate Note or the applicable Pricing Supplement. In no event will the rate of interest payable on any Fixed Rate Note or Floating Rate Note be in excess of the maximum rate of interest permitted by applicable law. Discount Notes may be issued at significant discounts from their principal amount payable at Stated Maturity and some Discount Notes may be zero coupon Notes which will bear no interest, except in the case of default in payment of principal upon acceleration or redemption (if applicable), or may bear no interest for a specified period following the date of issue. Interest on each Fixed Rate Note will be computed on the basis of a 360-day year of twelve 30-day months.

                                    (ii) INTEREST PAYMENT DATES. Unless
                           otherwise specified in a Note and the applicable Pricing Supplement, interest on Fixed Rate Notes will be payable semiannually in arrears on February l and August 1 of each year, commencing with the first Interest Payment Date next succeeding the date of original issue, and at Maturity. Interest on Floating Rate Notes will be payable in arrears on the Interest Payment Dates applicable to such Note and at Maturity. Notwithstanding the foregoing, if the date of original issue of a Note is between a Regular Record Date and the related Interest Payment Date, the first payment of interest on such Note will be made on the Interest Payment Date immediately following the next succeeding Regular Record Date to the registered holder on such next succeeding Regular Record Date.

                                    Except as provided below or in the
                           applicable Pricing Supplement, interest will be payable (1) in the case of a Floating Rate Note which resets daily, weekly or monthly, other than an Eleventh District Cost of Funds Rate Note (as defined below), on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified in the applicable Floating Rate Note and in the applicable Pricing Supplement; (2) in the case of an Eleventh District Cost of Funds Rate Note, on the first calendar day of each March, June, September and December; (3) in the case of a Floating Rate Note which resets quarterly, on the third Wednesday of March, June, September and December of each year; (4) in the case of a Floating Rate Note which resets semiannually, on the third Wednesday of each of the two months specified in the Floating Rate Note and in the applicable Pricing Supplement; and (5) in the case of a Floating Rate Note which resets annually, on the third Wednesday of the month specified in the Floating Rate Note and in the applicable Pricing Supplement; and, in each case, at Maturity.

                                    If any Interest Payment Date (other than an
                           Interest Payment Date occurring on the Maturity Date) for a Floating Rate Note falls on a day that is not a Business Day with respect to such Note, such Interest Payment Date will be postponed to the following day that is a Business Day with respect to such Note, except that, in the case of a LIBOR Note or a EURIBOR Note (or a Note for which LIBOR (as defined below) or EURIBOR (as defined below) is the applicable Base Rate), if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding day that is a Business Day with respect to such Floating Rate Note. If the Maturity of a Floating Rate Note falls on a day that is not a Business Day with respect to such Note, the payment of principal and interest may be made on the next succeeding Business Day with respect to such Note, and no interest on such payment shall accrue for the period from and after the Maturity.

                                    If any Interest Payment Date or Maturity of
                           a Fixed Rate Note or a Floating Rate Note falls on a day that is not a Business Day with respect to such Fixed Rate Note or Floating Rate Note, the payment due on such Interest Payment Date or at Maturity will be made on the following day that is a Business Day with respect to such Fixed Rate Note or Floating Rate Note as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be. However, if the Floating Rate Note is determined with reference to the provisions under the heading "Determination of LIBOR" or "Determination of EURIBOR" in the prospectus supplement and such following Business Day is in the succeeding calendar month, such Interest Payment Date shall be the mmediately preceding day that is a Business Day.

                                    (iii) REGULAR RECORD DATES. Unless otherwise
                           specified in an applicable Pricing Supplement, with respect to Fixed Rate Notes, the Regular Record Dates for interest payable on each February l and August 1 will be the immediately preceding January 15 and July 15 (whether or not a Business Day), respectively. Unless otherwise specified in a Floating Rate Note, the Regular Record Date or Dates for interest payable on such Floating Rate Note will be the fifteenth day (whether or not a Business Day) immediately preceding the related Interest Payment Date or Dates.

                                    (iv) ACCRUAL OF INTEREST. Unless otherwise
                           specified in an applicable Pricing Supplement, each Note will bear interest from the date of original issue at the rate per annum, or, in the case of a Floating Rate Note, pursuant to the interest rate formula stated therein, until the principal thereof is paid or made available for payment. Each interest payment shall be the amount of interest accrued from and including the most recent Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the date of original issue if no interest has been paid or duly provided for with respect to such Note) to but excluding the applicable next succeeding Interest Payment Date (an "Interest Accrual Period").

                           (h) PLACE OF PAYMENT; REGISTRATION OF TRANSFER AND
                  EXCHANGE; NOTICES TO COMPANY.

                                    (i) PLACE OF PAYMENT. Payment of the
                           principal of and interest on Definitive Notes will be made at the office or agency of the Company maintained for that purpose, initially designated to be the Corporate Trust Office of the Trustee in Los Angeles, California, or at any additional offices or agencies designated by the Company for such purpose; PROVIDED, HOWEVER, that at the option of the Company, payment of interest due (other than at Maturity) may be made by check mailed to the address of the person entitled thereto as such address shall appear in the register of Securities. Payments of principal and any interest on Notes in book-entry form represented by a Global Security or Securities will be made by the Company through the Trustee to the Depository or its nominee, as the case may be, as the holder of the Global Security or Securities representing such Notes in book-entry form. At the option of the Company, payments of principal of and interest on the Notes may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Securities, PROVIDED, HOWEVER, that the holder of any Note (if such holder holds $10,000,000 or more in aggregate principal amount of the Notes) shall be entitled to receive payments of interest on such Note by wire transfer of immediately available funds to the account of the holder of such Note if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date.

                                    (ii) REGISTRATION OF EXCHANGE AND TRANSFER.
                           Definitive Notes may be presented for exchange and registration of transfer at the office or agency of the Company maintained for that purpose, initially designated to be the Corporate Trust Office of the Trustee in Los Angeles, California, or at such additional offices or agencies of any transfer agent hereafter designated by the Company for such purpose. Ownership of beneficial interests in Notes in book-entry form represented by a Global Security or Securities will be shown on, and the transfer of that ownership will be effected only through, records maintained by the Depository and its participants. Owners of beneficial interests in Notes in book-entry form represented by a Global Security or Securities will not be considered the owners or holders of such Notes under the Indenture.

                                    (iii) NOTICES TO COMPANY. Notices and
                           demands to or upon the Company in respect to the Notes and the Indenture may be served at The Walt Disney Company, 500 S. Buena Vista Street, Burbank, California 91521, Attention: Legal Department.

                           (i) OPTIONAL REDEMPTION. If so provided in the Note
                  or an applicable Pricing Supplement, such Note may, prior to its Stated Maturity, be subject to redemption, in whole or in part, at the option of the Company on the terms set forth in the Note or the applicable Pricing Supplement, as the case may be.

                           (j) SINKING FUND. Unless otherwise specified in an
                  applicable Pricing Supplement, the Notes will not be subject to any sinking fund or analogous provision.

                           (k) DENOMINATIONS. The Notes are issuable in
                  denominations of U.S. $1,000 and any amount in excess thereof which is an integral multiple of U.S. $1,000.

                           (l) PRINCIPAL AND INTEREST PAYABLE IN DOLLARS. Unless
                  otherwise specified in a Note or an applicable Pricing Supplement providing for payments of principal and interest to be made in one or more foreign or composite currencies, the payment of the principal of and any interest on the Notes will be payable in U.S. dollars.

                           (m) DETERMINATION OF INTEREST ON FLOATING RATE NOTES.

                                    (i) BASE RATES. Unless otherwise specified
                           in an applicable Pricing Supplement, interest on a Floating Rate Note will be determined by reference to a "Base Rate," which may be one or more of the following: (l) the Commercial Paper Rate (as defined below), in which case such Note will be a "Commercial Paper Rate Note"; (2) LIBOR, in which case such Note will be a "LIBOR Note"; (3) the CD Rate (as defined below), in which case such Note will be a "CD Rate Note"; (4) the Federal Funds Rate (as defined below), in which case such Note will be a "Federal Funds Rate Note"; (5) the Treasury Rate (as defined below), in which case such Note will be a "Treasury Rate Note";
                           (6) the Prime Rate (as defined below), in which case such Note will be a "Prime Rate Note"; (7) the CMT Rate (as defined below), in which case such Note will be a "CMT Rate Note"; (8) the J.J. Kenny Rate (as defined below), in which case such Note will be a "J.J. Kenny Rate Note"; (9) the Eleventh District Cost of Funds Rate (as defined below), in which case such Note will be an "Eleventh District Cost of Funds Rate Note"; (10) EURIBOR (as defined below), in which case such Note will be a EURIBOR Note; or (11) such other Base Rate or interest rate formula as may be set forth in the applicable Pricing Supplement. In addition, a Floating Rate Note may bear interest calculated by reference to the lowest of two or more Base Rates determined in the same manner as the Base Rates are determined for the types of Notes described above. Each Floating Rate Note will specify the Base Rate or Rates applicable thereto.

                                    (ii) CALCULATION OF RATE BY REFERENCE TO
                           BASE RATE AND, AS APPLICABLE, SPREAD, SPREAD
                           MULTIPLIER AND INDEX MATURITY. The interest rate on each Floating Rate Note will be calculated by reference to the specified Base Rate or the lowest of two or more specified Base Rates, in either case plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points to be added to or subtracted from the related Base Rate or Rates applicable to such Floating Rate Note. The "Spread Multiplier" is the percentage of the related Base Rate or Rates to be multiplied to determine the applicable interest rate on such Floating Rate Note. The "Index Maturity" is the period to maturity of the instrument or obligation with respect to which the related Base Rate or Rates are calculated. Each Floating Rate Note and the applicable Pricing Supplement will specify the Index Maturity and the Spread or Spread Multiplier, if any, applicable thereto.


                                    (iii) INTEREST RESET PERIODS; INTEREST RESET
                           DATE. Each Floating Rate Note and the applicable Pricing Supplement will specify whether the rate of interest on such Floating Rate Note will be reset daily, weekly, monthly, quarterly, semiannually or annually (each, an "Interest Reset Date") and the period between Interest Reset Dates (each, an "Interest Reset Period"). Unless otherwise specified in a Floating Rate Note and the applicable Pricing Supplement, the Interest Reset Date will be, in the case of a Floating Rate Note which resets (l) daily, each Business Day; (2) weekly, the Wednesday of each week (with the exception of weekly reset Treasury Rate Notes, which reset the Tuesday of each week, except as specified in paragraph (iv) below); (3) monthly, the third Wednesday of each month, other than Eleventh District Cost of Funds Rate Notes, which will reset the first calendar day of each month; (4) quarterly, the third Wednesday of March, June, September and December of each year; (5) semiannually, the third Wednesday of each of the two months specified in such Pricing Supplement; and (6) annually, the third Wednesday of the month specified in such Pricing Supplement. If any Interest Reset Date for any Floating Rate Note would otherwise be a day that is not a Business Day, such Interest Reset Date will be postponed to the next succeeding day that is a Business Day, except that in the case of a LIBOR Note or a EURIBOR Note (or a Note for which LIBOR or EURIBOR is the applicable Base Rate), if such Business Day is in the next succeeding calendar month, such

                           Interest Reset Date shall be the last Business Day in the preceding month.

                                    (iv) INTEREST DETERMINATION DATE. The
                           interest rate applicable to each Interest Reset Period commencing on the Interest Reset Date or Dates with respect to such Interest Reset Period will be the rate determined on the applicable "Interest Determination Date." Unless otherwise specified in an applicable Pricing Supplement, (a) the Interest Determination Date with respect to a Commercial Paper Rate Note (the "Commercial Paper Interest Determination Date"), a Federal Funds Rate Note (the "Federal Funds Interest Determination Date") and a Prime Rate Note (the "Prime Rate Interest Determination Date"), will be the Business Day preceding each Interest Reset Date, (b) the Interest Determination Date with respect to a CD Rate Note (the "CD Interest Determination Date"), a CMT Rate Note (the "CMT Interest Determination Date") and a J.J. Kenny Rate Note (the "J.J. Kenny Interest Determination Date"), will be the second Business Day preceding each Interest Reset Date, (c) the Interest Determination Date with respect to a LIBOR Note (the "LIBOR Interest Determination Date") will be the second London Business Day preceding each Interest Reset Date, (d) the Interest Determination Date with respect to a EURIBOR Note (the "EURIBOR Interest Determination Date") will be the second TARGET Business Day preceding each Interest Reset Date, and
                           (e) the Interest Determination Date with respect to an Eleventh District Cost of Funds Rate Note (the "Eleventh District Cost of Funds Interest Determination Date") will be the last working day of the month immediately preceding each Interest Reset Date on which the Federal Home Loan Bank of San Francisco publishes the Eleventh District Cost of Funds Index. Unless otherwise specified in an applicable Pricing Supplement, the Interest Determination Date with respect to a Treasury Rate Note (the "Treasury Rate Interest Determination Date"), will be the day in the week in which the Interest Reset Date falls on which day Treasury Bills (as defined below) normally would be auctioned or, if no such auction is held for a particular week, the first Business Day of that week; PROVIDED, HOWEVER, that if, as a result of a legal holiday, an auction is held on the Friday of the week preceding the Interest

                           Reset Date, the related Interest Determination Date shall be such preceding Friday; and PROVIDED, FURTHER, that if an auction shall fall on any Interest Reset Date, then the Interest Reset Date shall instead be the first Business Day immediately following such auction. Unless otherwise specified in the applicable Pricing Supplement, the Interest Determination Date pertaining to a Note the interest rate of which is determined with reference to two or more Base Rates will be the latest Business Day which is at least two Business Days prior to such Interest Reset Date for such Note on which each Base Rate shall be determinable. Each Base Rate shall be determined and compared on such date, and the applicable interest rate shall take effect on the related Interest Reset Date.

                                    (v) MAXIMUM AND MINIMUM LIMITS ON INTEREST
                           RATES. Any Floating Rate Note and the applicable Pricing Supplement may specify either or both a maximum limit and a minimum limit on the rate at which interest may accrue during any Interest Accrual Period. In addition to any maximum interest rate which may be applicable to any Floating Rate Note, the interest rate on Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application. This limit may not apply to Floating Rate Notes in which $2,500,000 or more has been invested.

                                    (vi) INITIAL INTEREST RATE; INTEREST RATE
                           THEREAFTER IN EFFECT. The interest rate in effect with respect to a Floating Rate Note on each day that is not an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to the immediately preceding Interest Reset Date and the interest rate in effect on any day that is an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to such Interest Reset Date, subject in either case to applicable provisions of law and any maximum or minimum interest rate limitations referred to above; PROVIDED, HOWEVER, that the interest rate in effect with respect to a Floating Rate Note for the period from the date of original issue to the first Interest Reset Date will be the rate specified as such therein and in the applicable Pricing Supplement (the "Initial Interest Rate").

                                    (vii) ACCRUED INTEREST; ACCRUED INTEREST
                           FACTOR. With respect to each Floating Rate Note, accrued interest is calculated by multiplying its face amount by an accrued interest factor. Such accrued interest factor is computed by adding the interest factor calculated for each day from the date of issue, or from the last date to which interest has been paid or duly provided for, to the date for which accrued interest is being calculated. The interest factor for each such day is computed by dividing the interest rate applicable to such day by 360, in the case of Commercial Paper Rate Notes, LIBOR Notes, CD Rate Notes, Federal Funds Rate Notes, Prime Rate Notes J.J. Kenny Rate Notes, Eleventh District Cost of Funds Rate Notes and EURIBOR Notes and by the actual number of days in the year, in the case of Treasury Rate Notes and CMT Rate Notes. Unless otherwise specified in an applicable Pricing Supplement, the interest factor for Notes for which the interest rate is calculated with reference to two or more Base Rates will be calculated in each period in the same manner as if only the lowest of the applicable Base Rates specified in the applicable Prospectus Supplement applied.

                                    (viii) ROUNDING OF PERCENTAGES. All
                           percentages resulting from any calculation on Floating Rate Notes will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) will be rounded upward to 9.87655% (or .0987655)), and all amounts used in or resulting from such calculation on Floating Rate Notes will be rounded, in the case of United States dollars, to the nearest cent, or in the case of a foreign currency, to the nearest unit (with one-half cent or unit being rounded upward).

                                    (ix) CALCULATION AGENTS; CALCULATION DATE.
                           Unless otherwise specified in an applicable Pricing Supplement, the Trustee will be the "Calculation Agent" with respect to all Floating Rate Notes. Upon the request of the holder of any Floating Rate Note, the Trustee will provide the interest rate then in effect and, if determined, the interest rate that will become effective as a result of a determination made for the next Interest Reset Date with respect to such Floating Rate

                           Note. If at any time the Trustee is not the Calculation Agent, the Company will notify the Trustee of each determination of the interest rate applicable to any such Floating Rate Note promptly after such determination is made by any successor Calculation Agent. The "Calculation Date," where applicable, pertaining to any Interest Determination Date is the date by which the applicable interest rate must be calculated and will be the earlier of
                           (a) the tenth calendar day after such Interest Determination Date, or, if any such day is not a Business Day, the next succeeding Business Day and
                           (b) the Business Day preceding the applicable Interest Payment Date or Maturity Date, as the case may be.

                                    (x) CALCULATION OF FLOATING RATES. The
                           interest rate in effect with respect to a Floating Rate Note from the date of issue to the first Interest Reset Date will be the Initial Interest Rate. The interest rate for each subsequent Interest Reset Date will be determined by the Calculation Agent as follows:

                                            (A) COMMERCIAL PAPER RATE NOTES.
                                    Commercial Paper Rate Notes will bear
                                    interest at the interest rates (calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any) specified in such Commercial Paper Rate Notes and in an applicable Pricing Supplement.

                                                     (l) Unless otherwise
                                            specified in an applicable Pricing
                                            Supplement, "Commercial Paper Rate"
                                            means, with respect to any
                                            Commercial Paper Interest
                                            Determination Date, the Money Market
                                            Yield (as defined below) on such
                                            date of the rate for commercial
                                            paper having the Index Maturity
                                            specified in the applicable Pricing
                                            Supplement as published in
                                            H.15(519), under the heading
                                            "Commercial Paper-Nonfinancial." In
                                            the event that such rate is not
                                            published by 3:00 P.M., New York
                                            City time, on the Calculation Date
                                            pertaining to such Commercial Paper
                                            Interest Determination Date, then
                                            the Commercial Paper Rate will be
                                            the

                                            Money Market Yield on such
                                            Commercial Paper Interest
                                            Determination Date of the rate for
                                            commercial paper of the Index
                                            Maturity specified in the applicable
                                            Pricing Supplement as published in
                                            H.15 Daily Update, or such other
                                            recognized electronic source used
                                            for the purpose of displaying the
                                            applicable rate, under the heading
                                            "Commercial Paper-Nonfinancial." If
                                            such rate is not published in either
                                            H.15(519) or H.15 Daily Update by
                                            3:00 P.M., New York City time, on
                                            such Calculation Date, then the
                                            Commercial Paper Rate will be
                                            calculated by the Calculation Agent
                                            and will be the Money Market Yield
                                            of the arithmetic mean of the
                                            offered rates, as of approximately
                                            11:00 A.M., New York City time, on
                                            such Commercial Paper Interest
                                            Determination Date, of three leading
                                            dealers of United States dollar
                                            commercial paper in New York, New
                                            York (which may include one or more
                                            of the Agents or their affiliates)
                                            selected by the Calculation Agent
                                            (after consultation with the
                                            Company) for commercial paper of the
                                            specified Index Maturity placed for
                                            an industrial issuer whose bond
                                            rating is "AA," or the equivalent,
                                            from a nationally recognized
                                            statistical rating agency; PROVIDED,
                                            HOWEVER, that if the dealers
                                            selected as aforesaid by the
                                            Calculation Agent are not quoting as
                                            mentioned in this sentence, the rate
                                            of interest in effect for the
                                            applicable period will be the same
                                            as the interest rate in effect on
                                            such Commercial Paper Interest
                                            Determination Date.

                                                     (2) "Money Market Yield"
                                            shall be a yield (expressed as a
                                            percentage) calculated in accordance
                                            with the following formula:

                                                                    D X 360
                                            Money Market Yield =    -------    X 100
                                                                 360 - (D X M)

                                            where "D" refers to the applicable
                                            per annum rate for commercial paper
                                            quoted on a bank discount basis and
                                            expressed as a decimal and "M"
                                            refers to the actual number of days
                                            in the interest period for which
                                            interest is being calculated.

                                            "H.15(519)" as used in the
                                            calculation of Floating Rates means
                                            the weekly statistical release
                                            designated as H.15(519), or any
                                            successor publication, published by
                                            the Board of Governors of the
                                            Federal Reserve System.

                                            "H.15 Daily Update" as used in the
                                            calculation of Floating Rates means
                                            the daily update of H.15(519),
                                            available through the world-wide-web
                                            site of the Board of Governors of
                                            the Federal Reserve System at
                                            http:/www.bog.frb.fed.us/releases/
                                            h15/update, or any successor site or
                                            publication.

                                    (B) LIBOR NOTES. LIBOR Notes will bear
                           interest at the interest rates (calculated with reference to LIBOR and the Spread or Spread Multiplier, if any) specified in such LIBOR Notes and in an applicable Pricing Supplement. Unless otherwise specified in an applicable Pricing Supplement, "LIBOR" means the rate determined by the Calculation Agent in accordance with the following provisions:

                                    (1) With respect to a LIBOR Interest
                           Determination Date, LIBOR will be, as specified in the applicable Pricing Supplement as follows: (a) if "LIBOR Reuters" is specified in the applicable Pricing Supplement, the arithmetic mean of the offered rates for deposits in the Index Currency having the Index Maturity designated in the applicable Pricing Supplement, commencing on the second London Business Day immediately following that LIBOR Interest Determination Date, that appear on the LIBOR Page (as defined below) as of 11:00 A.M., London time, on that LIBOR Interest Determination Date, if at least two such offered rates appear on the LIBOR Page, or (b) if "LIBOR Telerate" is specified in the applicable Pricing Supplement or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified in the applicable Pricing Supplement, the rate for deposits in the Index Currency having the Index Maturity designated in the applicable Pricing Supplement, commencing on the second London Business Day immediately following that LIBOR Interest Determination Date, that appears on the LIBOR Page (as defined below) as of 11:00 A.M., London time, on that LIBOR Interest Determination Date. "LIBOR Page" means either, (a) if "LIBOR Reuters" is specified in the applicable Pricing Supplement, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified in the applicable Pricing Supplement (or any other page as may replace that page on that service) for the purpose of displaying the London interbank rates of major banks for the Index Currency; or (b) if "LIBOR Telerate" is specified in the applicable pricing supplement or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified in the applicable Pricing Supplement as the method for calculating LIBOR, the display on Bridge Telerate, Inc. (or any successor service) on the page specified in the applicable Pricing Supplement (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the Index Currency. If fewer than two offered rates appear on the LIBOR Page, or if no rate appears on the LIBOR Page, as applicable, LIBOR in respect of that LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in (2) below.

                                    (2) If fewer than two offered rates appear
                           on the LIBOR Page, or if no rate appears on the LIBOR Page, as applicable, LIBOR will be determined as of approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date on the basis of the rate at which deposits in the applicable Index Currency having the Index Maturity specified in the applicable Pricing Supplement are offered by four major reference banks (which may include affiliates of the Agents) in the London interbank market selected by the Calculation Agent (after consultation with the Company) commencing on the second London Business Day immediately following such LIBOR Interest Determination Date and in a principal amount equal to an amount that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, then LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, then LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted as of approximately 11:00 A.M. in the applicable Principal Financial Center on such LIBOR Interest Determination Date by three major banks (which may include affiliates of the Agents) in such Principal Financial Center selected by the Calculation Agent (after consultation with the Company) for loans in the applicable Index Currency to leading European banks having the specified Index Maturity, and in a principal amount equal to an amount of not less than $1,000,000 (or the equivalent in the Index Currency, if the Index Currency is not the U.S. dollar) and that is representative for a single transaction in such market at such time; PROVIDED, HOWEVER, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the rate of interest in effect for the applicable period will be the same as the interest rate in effect on such LIBOR Interest Determination Date.

                                    "Index Currency" means the index currency
                                    (including composite currencies) specified in the applicable Pricing Supplement as the currency for which LIBOR shall be calculated. If no such index currency is specified in the applicable Pricing Supplement, the Index Currency shall be U.S. dollars.

                                    (C) CD RATE NOTES. CD Rate Notes will bear
                           interest at the interest rates (calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any) specified in such CD Rate Notes and in an applicable Pricing Supplement.

                                    Unless otherwise indicated in the applicable
                           Pricing Supplement, "CD Rate" means, with respect to any CD Interest Determination Date, the rate on such date for nego-tiable certificates of deposit having the Index Maturity designated in the applicable Pricing Supplement as published in H.15(519) under the caption "CDs (Secondary Market)" or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CD Interest Determination Date, the CD Rate will be the rate on such CD Interest Determination Date for negotiable certificates of deposit of the Index Maturity as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "CDs (secondary market)". If by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CD Interest Determination Date such rate is not yet published in either H.15(519) or H.15 Daily Update, then the CD Rate on such CD Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Interest Determination Date, of three leading non-bank dealers in negotiable U.S. dollar certificates of deposit in The City of New York (which may include one or more of the Agents or their affiliates) selected by the Calculation Agent (after consultation with the Company) for negotiable certificates of deposit of major United States money market banks for negotiable United States certificates of deposit with a remaining maturity closest to the Index Maturity designated in the applicable Pricing Supplement in an amount that is representative for a single transaction in that market at that time; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as set forth above, the rate of interest in effect for the applicable period will be the same as the interest rate in effect on such CD Interest Determination Date.

                                    (D) FEDERAL FUNDS RATE NOTES. Federal Funds
                           Rate Notes will bear interest at the interest rates (calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any) specified in such Federal Funds Rate Notes and in an applicable Pricing Supplement.

                                    Unless otherwise indicated in the applicable
                           Pricing Supplement, "Federal Funds Rate" means, with respect to any

                           Federal Funds Interest Determination Date, the rate on such date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)" and displayed on Bridge Telerate, Inc. (or any successor service) on page 120 (or any other page as may replace the specified page on that service) ("Telerate Page 120") or, if the rate does not so appear on Telerate Page 120 or is not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, the Federal Funds Rate will be the rate on such Federal Funds Interest Determination Date for United States dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Federal Funds (Effective)". If, by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date such rate is not yet published in H.15(519), the Federal Funds Rate for such Federal Funds Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York (which may include one or more of the Agents or their affiliates), which brokers have been selected by the Calculation Agent (after consultation with the Company) as of 9:00 A.M., New York City time, on such Federal Funds Interest Determination Date; PROVIDED, HOWEVER, that, if the brokers selected as aforesaid by the Calculation Agent are not quoting as set forth above, the rate of interest in effect for the applicable period will be the same as the interest rate in effect on such Federal Funds Interest Determination Date.

                                    (E) TREASURY RATE NOTES. Treasury Rate Notes
                           will bear interest at the interest rates (calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any) specified in such Treasury Rate Notes and in an applicable Pricing Supplement.

                                    Unless otherwise specified in an applicable
                           Pricing Supplement, "Treasury Rate" means, with respect to any Treasury Rate Interest Determination Date, the rate from the auction held on the Treasury Rate Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury
                           Bills") having the Index Maturity specified in the applicable Pricing Supplement under the caption "INVESTMENT RATE" on the display on Bridge Telerate, Inc. (or any successor service) on page 56 (or any other page as may replace that page on that service) ("Telerate Page 56") or page 57 (or any other page as may replace that page on that service) ("Telerate Page 57") or, if not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Rate Interest Determination Date, the Bond Equivalent Yield (as defined below) of the rate for the aplicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High", or if the rate referred to in the preceding sentence is not so published by 3:00 P.M., New York City time, on such Calculation Date, the Treasury Rate for that Treasury Interest Determination Date will be the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills as announced by the United States Department of the Treasury, or if the rate referred to in the preceding sentence is not so announced by the United States Department of the Treasury, or if the Auction is not held, the Treasury Rate for that Treasury Rate Interest Determination Date will be the Bond Equivalent Yield of the rate on the Treasury Rate Interest Determination Date of the applicable Treasury Bills as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market", or if the rate referred to in the preceding sentence is not so published by 3:00 P.M., New York City time, on such Calculation Date, the Treasury Rate for that Treasury Rate Interest Determination Date will be the rate on the Treasury Rate Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market", or if the rate referred to in the preceding sentence is not so published by 3:00 P.M., New York City time, on such Calculation Date, the Treasury Rate for that Treasury Rate Interest Determination

                           Date will be the rate on the Treasury Rate Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Interest Determination Date, of three leading primary United States government securities dealers (which may include one or more of the Agents or their affiliates) selected by the Calculation Agent (after consultation with the Company), for the issue of Treasury Bills with a remaining maturity closest to the specified Index Maturity; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as set forth in this sentence, the rate of interest in effect for the applicable period will be the same as the interest rate in effect on such Treasury Rate Interest Determination Date.

                  "Bond Equivalent Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:


                                               D X N
Bond Equivalent Yield             =        _____________         X     100
                                           360 - (D X M)


                  where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the applicable interest reset period.

                                    (F) PRIME RATE NOTES. Prime Rate Notes will
                           bear interest at the interest rate (calculated with reference to the Prime Rate and the Spread or Spread Multiplier, if any) specified in such Prime Rate Notes and in an applicable Pricing Supplement, except that the initial interest rate for each Prime Rate Note will be the rate specified in the applicable Pricing Supplement.

                                    Unless otherwise specified in an applicable
                           Pricing Supplement, "Prime Rate" means, with respect to any Prime Rate Interest Determination Date, the rate published in H.15(519) for such date under the caption "Bank Prime Loan", or if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to that Prime Rate Interest Determination Date, the rate on that Prime Rate Interest Determination Date as published in H.15 Daily Update or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Bank Prime Loan". If neither rate is so published by 3:00 P.M., New York City time, on the Calculation Date, the Prime Rate for such Prime Rate Interest Determination Date will be calculated by the Calculation Agent as the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 (as defined below) as such bank's prime rate or base lending rate as of 11:00 A.M., New York City time, on such Prime Rate Interest Determination Date, or if fewer than four such rates appear on the Reuters Screen USPRIME1 for such Prime Rate Interest Determination Date, the rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Prime Rate Interest Determination Date by three major banks (which may include one or more of the Agents or their affiliates) in The City of New York selected by the Calculation Agent (after consultation with the Company); provided, however, that if the banks selected by the Calculation Agent are not quoting as mentioned above, the "Prime Rate" for the Interest Reset Period will be the same as the Prime Rate for the for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable on the Prime Rate Notes for which the Prime Rate is being determined shall be the Initial Interest Rate). Unless otherwise specified in the applicable Pricing Supplement, "Reuters Screen USPRIME1" means the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service, or any successor service or page, for the purpose of displaying prime rates or base lending rates of major United States banks.

                                    (G) CMT RATE NOTES. CMT Rate Notes will bear
                           interest at the interest rate (calculated with reference to the CMT Rate and the Spread or Spread Multiplier, if any) specified in the CMT Rate Notes and in the applicable Pricing Supplement.

                                    Unless otherwise specified in the applicable
                           Pricing Supplement, "CMT Rate" means, with respect to any CMT Interest Determination Date relating to a CMT Rate Note or any Floating Rate Note for which the interest rate is determined with reference to the CMT Rate, if CMT Telerate Page 7051 is specified in the applicable pricing supplement:

                           (a) the percentage equal to the yield for United States Treasury securities at "constant maturity" having the Index Maturity specified in the applicable Pricing Supplement as published in H.15(519) under the caption "Treasury Constant Maturities", as the yield is displayed on Bridge Telerate, Inc. (or any successor service) on page 7051 (or any other page as may replace the specified page on that service) ("Telerate Page 7051"), for that CMT Interest Determination Date, or

                           (b) if the rate referred to in clause (a) does not so appear on Telerate Page 7051, the percentage equal to the yield for United States Treasury securities at "constant maturity" having the particular Index Maturity and for that CMT Interest Determination Date as published in H.15(519) under the caption "Treasury Constant Maturities", or

                           (c) if the rate referred to in clause (b) does not so appear in H.15(519), the rate on that CMT Interest Determination Date for the period of the particular Index Maturity as may then be published by either the Federal Reserve System Board of Governors or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519), or

                           (d) if the rate referred to in clause (c) is not so published, the rate on that CMT Interest Determination Date calculated by the

                           Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that CMT Interest Determination Date of three leading primary United States government securities dealers in The City of New York (which may include one or more of the Agents or their affiliates) (each, a "Reference Dealer"), selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than 1 year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time, or

                           (e) if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on that CMT Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated, or

                           (f) if fewer than three prices referred to in clause
                           (d) are provided as requested, the rate on that CMT Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that CMT Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time, or

                           (g) if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on that CMT Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated, or

                           (h) if fewer than three prices referred to in clause
                           (f) are provided as requested, the CMT Rate in effect on that CMT Interest Determination Date;

                           if CMT Telerate Page 7052 is specified in the applicable Pricing Supplement:

                           (a) the percentage equal to the one-week or one-month, as specified in the applicable Pricing Supplement, average yield for United States Treasury securities at "constant maturity" having the Index Maturity specified in the applicable Pricing Supplement as published in H.15(519) opposite the caption "Treasury Constant Maturities", as the yield is displayed on Bridge Telerate, Inc. (or any successor service) (on page 7052 or any other page as may replace the specified page on that service) ("Telerate Page 7052"), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which that CMT Interest Determination Date falls, or

                           (b) if the rate referred to in clause (a) does not so appear on Telerate Page 7052, the percentage equal to the one-week or one-month, as specified in the applicable Pricing Supplement, average yield for United States Treasury securities at "constant maturity" having the particular Index Maturity and for the week or month, as applicable, preceding that CMT Interest Determination Date as published in H.15(519) opposite the caption "Treasury Constant Maturities," or

                           (c) if the rate referred to in clause (b) does not so appear in H.15(519), the one-week or one-month, as specified in the applicable Pricing Supplement, average yield for United States Treasury securities at "constant maturity" having the particular index maturity as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which that CMT Interest Determination Date falls, or

                           (d) if the rate referred to in clause (c) is not so published, the rate on that CMT Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that CMT Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than 1 year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time, or

                           (e) if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on that CMT Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated, or

                           (f) if fewer than three prices referred to in clause
                           (d) are provided as requested, the rate on that CMT Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that CMT Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at the time, or

                           (g) if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on that CMT Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest or the lowest of the quotations will be eliminated, or

                           (h) if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on that CMT Interest Determination Date.

                           If two United States Treasury securities with an original maturity greater than the Index Maturity specified in the applicable Pricing Supplement have remaining terms to maturity equally close to the particular Index Maturity, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.

                                    (H) J.J. KENNY RATE NOTES. J.J. Kenny Rate
                           Notes will bear interest at the interest rate (calculated with reference to the J.J. Kenny Rate and the spread or spread multiplier, if any) specified in the J.J. Kenny Rate Notes and the applicable Pricing Supplement.

                                    Unless otherwise specified in the applicable
                           Pricing supplement, the "J.J. Kenny Rate" means, with respect to any J.J. Kenny Interest Determination Date, the per annum rate on the date equal to the index made available and subsequently published by Kenny Information Systems or its successor. The rate will be based upon 30-day yield evaluations at par of bonds of not less than five "high grade" component issuers. The bonds evaluated will be bonds on which the interest is excludable from gross income for federal income tax purposes under the Internal Revenue Code of 1986. Kenny Information Systems will select such issuers from time to time, including issuers of general obligation bonds. However, the bonds on which the index is based will not include any bonds the interest on which may trigger an "alternative minimum tax" or similar tax under the Code, unless such tax may be imposed on all tax-exempt bonds. If the rate is not made available by 3:00 P.M., New York City time, on the calculation date pertaining to that J.J. Kenny Interest Determination Date, the J.J. Kenny Rate will be the rate quoted by a successor indexing agent selected by the Calculation Agent (after consultation with us). This rate will be equal to the prevailing rate for bonds included in the highest short-term rating category by Moody's Investors Service, Inc. and Standard & Poor's

                           Corporation for issuers selected by such successor indexing agent most closely resembling the "high grade" component issuers selected by Kenny Information Systems. The bonds for which rates are quoted will be bonds that may be tendered by their holders for purchase on not more than seven days' notice and the interest on which: is variable on a weekly basis; is excludable from gross income for federal income tax purposes under the Code; and does not give rise to an "alternate minimum tax" or similar tax under the Code, unless all tax-exempt bonds give rise to such a tax. If a successor indexing agent is not available, the J.J. Kenny Rate on the J.J. Kenny Interest Determination Date will be the J.J. Kenny Rate for the immediately preceding Interest Reset Period. If there was no such Interest Reset Period, the J.J. Kenny Rate will be the Initial Interest Rate.

                                    (I) ELEVENTH DISTRICT COST OF FUNDS RATE
                           NOTES. Eleventh District Cost of Funds Rate Notes will bear interest at the interest rate (calculated with reference to the Eleventh District Cost of Funds Rate and the spread or spread multiplier, if any) specified in the Eleventh District Cost of Funds Rate Notes and in the applicable Pricing Supplement.

                                    Unless otherwise specified in an applicable
                           Pricing Supplement, the "Eleventh District Cost of Funds Rate" means, with respect to any Eleventh District Cost of Funds Interest Determination Date, the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which such Eleventh District Cost of Funds Interest Determination Date falls as set forth under the caption "11th District" on the display on Bridge Telerate, Inc. (or any successor service) on page 7058 (or any other page as may replace the specified page on that service) ("Telerate Page 7058") as of 11:00 A.M., San Francisco time, on the Eleventh District Cost of Funds Interest Determination Date. If such rate does not appear on Telerate page 7058 on any related Eleventh District Cost of Funds Interest Determination Date, the Eleventh District Cost of Funds Rate for the Eleventh District Cost of Funds Interest Determination Date will be the Eleventh District Cost of Funds Rate Index. If the FHLB of San Francisco fails to announce the rate for the calendar month next preceding the Eleventh District Cost of Funds Interest Determination Date, then the Eleventh

                           District Cost of Funds Rate for that date will be the Eleventh District Cost of Funds Rate in effect on that Eleventh District Cost of Funds Interest Determination Date. The "Eleventh District Cost of Funds Rate Index" will be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that the FHLB of San Francisco most recently announced as the cost of funds for the calendar month preceding the date of the announcement.

                                    (J) EURIBOR NOTES. EURIBOR Notes will bear
                           interest at the interest rate (calculated with reference to EURIBOR and the spread or spread multiplier, if any) specified in the EURIBOR Notes and in the applicable Pricing Supplement.

                                    Unless otherwise specified in an applicable
                           Pricing Supplement, "EURIBOR" means, with respect to an EURIBOR Determination Date, the rate determined by the Calculation Agent for each Interest Reset Period as follows:

                                    The Calculation Agent will determine the
                           offered rates for deposits in Euros for the period of the Index Maturity specified in the applicable Pricing Supplement, commencing on the Interest Reset Date, which appears on page 248 on Bridge Telerate, Inc., or any successor service or any page that may replace page 248 on that service, which is commonly referred to as "Telerate Page 248" as of 11:00 A.M., Brussels time, on that date. If EURIBOR cannot be determined on a EURIBOR Determination Date as described above, then the Calculation Agent will determine EURIBOR as follows:

                                    The Calculation Agent will select four major
                           banks in the Euro-zone interbank market. The
                           Calculation Agent will request that the principal Euro-zone offices of those four selected banks provide their offered quotations to prime banks in the Euro-zone interbank market at approximately 11:00 A.M., Brussels time, on the EURIBOR Determination Date. These quotations shall be for deposits in Euros for the period of the specified Index Maturity, commencing on such Interest Reset Date. Offered quotations must be based on a principal amount equal to at least $1,000,000 or the approximate equivalent in Euros that is representative of a single transaction in such market at such time. If two or more quotations are provided, EURIBOR for the Interest Reset Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the Calculation Agent will select four major banks in the Euro-zone and follow the steps below.

                           (1) The Calculation Agent will then determine EURIBOR for the Interest Reset Period as the arithmetic mean of rates quoted by those four major banks in the Euro-zone to leading European banks at approximately 11:00 A.M., Brussels time, on the EURIBOR Determination Date. The rates quoted will be for loans in Euros, for the period of the specified Index Maturity, commencing on the Interest Reset Date. Rates quoted must be based on a principal amount of at least $1,000,000 or the approximate equivalent in Euros that is representative of a single transaction in such market at such time.

                           (2) If the banks so selected by the Calculation Agent are not quoting rates as described above, EURIBOR for the Interest Reset Period will be the same for the immediately preceding Interest Reset Period. If there was no such Interest Reset Period, EURIBOR will be the Initial Interest Rate.

                                    "Euro-zone" means the region comprised of
                           member states of the European Union that adopt the single currency in accordance with the Treaty establishing the European Community, as amended by the Treaty on European Union.


                      (n) RENEWABLE NOTES. Notes may be issued from time to time as variable rate renewable notes (the "Renewable Notes") that will bear interest at the interest rate (calculated with reference to a Base Rate and the Spread or Spread Multiplier, if any) specified in the Renewable Notes and in the applicable Pricing Supplement.

                           The Renewable Notes will mature on an Interest
                  Payment Date as specified in the applicable Pricing Supplement (the "Initial Maturity Date"), unless the maturity of all or any portion of the principal amount thereof is extended in accordance with the procedures described below. On the Interest Payment Dates specified in the applicable Pricing Supplement (each such Interest Payment Date, an

                  "Election Date"), the maturity of the Renewable Notes will be extended to the Interest Payment Date occurring twelve months after such Election Date, unless the holder thereof elects to terminate the automatic extension of the maturity of the Renewable Notes or of any portion thereof having a principal amount of $1,000 or any multiple of $1,000 in excess thereof by delivering a notice of such effect to the Trustee not less than nor more than the number of days to be specified in the applicable Pricing Supplement prior to such Election Date. If no such notice period is specified in the applicable Pricing Supplement, such notice shall be given no less than 30 days nor more than 60 days prior to such Election Date. Such option may be exercised with respect to less than the entire principal amount of the Renewable Notes; PROVIDED that the principal amount for which such option is not exercised is at least $1,000 or any larger amount that is an integral multiple of $1,000. Notwithstanding the foregoing, the maturity of the Renewable Notes may not be extended beyond the Final Maturity Date, as specified in the applicable Pricing Supplement (the "Final Maturity Date"). If the holder elects to terminate the automatic extension of the maturity of any portion of the principal amount of the Renewable Notes and such election is not revoked as described below, such portion will become due and payable on the Interest Payment Date falling six months (unless another period is specified in the applicable Pricing Supplement) after the Election Date prior to which the holder made such election.


                           An election to terminate the automatic extension of
                  maturity may be revoked as to any portion of the Renewable Notes having a principal amount of $1,000 or any multiple of $1,000 in excess thereof by delivering a notice to such effect to the Trustee on any day following the effective date of the election to terminate the automatic extension of maturity and prior to the date 15 days before the date on which such portion would otherwise mature. Such a revocation may be made for less than the entire principal amount of the Renewable Notes for which the automatic extension of maturity has been terminated; PROVIDED that the principal amount of the Renewable Notes for which the automatic extension of maturity has been terminated and for which such a revocation has not been made is at least $1,000 or any larger amount that is an integral multiple of $1,000. Notwithstanding the foregoing, a revocation may not be made during the period from and including a Record Date to but excluding the immediately succeeding Interest Payment Date.

                           An election to terminate the automatic extension of
                  the maturity of the Renewable Notes, if not revoked as described above by the holder making the election or any subsequent holder, will be binding upon such subsequent holder.

                           The Renewable Notes may be redeemed in whole or in
                  part at the option of the Company on the Interest Payment Dates in each year specified in the applicable Pricing Supplement, commencing with the Interest Payment Date specified in the applicable Pricing Supplement, at a redemption price as stated in the applicable Pricing Supplement, together with accrued and unpaid interest, if any, to the date of redemption. Notwithstanding anything to the contrary in the Prospectus Supplement, notice of redemption will be provided by mailing a notice of such redemption to each holder by first class mail, postage prepaid, at least 180 days (unless otherwise specified in the applicable Pricing Supplement) prior to the date fixed for redemption.

                           (o) AMOUNT PAYABLE UPON DECLARATION OF MATURITY OF
                  DISCOUNT NOTE. With respect to any Note which is a Discount Note, the portion of the principal amount of any Discount Note which is payable upon redemption prior to the Stated Maturity thereof or upon declaration of acceleration of the Stated Maturity thereof pursuant to Section 6.2 of the Indenture will be as provided in the applicable Note.

                           (p) REGISTER OF SECURITIES; PAYING AGENT. The
                  register of the Securities for the Notes will be initially maintained at the Corporate Trust Office of the Trustee. The Company hereby appoints the Trustee as the initial Paying Agent.

                           (q) CURRENCY INDEXED NOTES. Notes may be issued, from
                  time to time, with the principal amount payable on any principal payment date, or the amount of interest payable on any Interest Payment Date, to be determined by reference to the value of one or more currencies (or composite currencies or currency units). In such event, the currency or currencies (or composite currencies or currency units) to which the principal amount payable on any principal payment date or the amount of interest payable on any Interest Payment Date is indexed, the currency in which the face amount of the Note is denominated (the "Denominated Currency"), and the currency in which principal and interest on the Note will be paid (the "Payment Currency") will be set forth in the applicable Pricing Supplement. The Denominated Currency and the Payment Currency may be the same currency or different currencies. Unless otherwise specified in the applicable Pricing Supplement, interest on currency indexed Notes shall be paid in the Denominated Currency based on the face amount of the Note at the rate per annum and on the dates set forth in the applicable Pricing Supplement. Currency indexed Notes may include, but are not limited to, Notes of the types described below.

                                    (i) CURRENCY LINKED SECURITIES ("CLS"). CLS
                           are Notes pursuant to which the principal amount payable at Stated Maturity equals the Payment Currency equivalent at Stated Maturity of a fixed amount of a designated currency (or composite currency or currency units) (the "Indexed Currency"). The Denominated Currency, the Indexed Currency and the Payment Currency will be identified in the applicable Pricing Supplement. In addition, the fixed amount of the Indexed Currency to which the principal of the CLS is linked will be set forth in the applicable Pricing Supplement for a specific representative face amount of the CLS as well as for the aggregate face amount of all CLS forming part of the same issue.

                                    If the Payment Currency and the Indexed
                           Currency are not the same, the Payment Currency equivalent of the Indexed Currency amount on any date shall be determined in the manner specified in the applicable Pricing Supplement.

                                    (ii) REVERSE CURRENCY LINKED SECURITIES
                           ("REVERSE CLS"). Reverse CLS are Notes pursuant to which the principal amount payable at Stated Maturity equals the Payment Currency equivalent at Stated Maturity of a fixed amount of a designated currency (or composite currencies or currency units) (the "First Indexed Currency") minus the amount of the Payment Currency equivalent at Stated Maturity of a fixed amount of another designated currency (or composite currency or currency units) (the "Second Indexed Currency"); PROVIDED, HOWEVER, that the minimum principal amount payable at Stated Maturity shall be zero.

                                    The Denominated Currency, the First and
                           Second Indexed Currencies and the Payment Currency will be identified in the applicable Pricing Supplement. In addition, the fixed amounts of the First and Second Indexed Currencies to which the principal of the Reverse CLS is linked shall be set forth in the applicable Pricing Supplement for a specific representative face amount of the Reverse CLS as well as for the aggregate face amount of all Reverse CLS forming part of the same issue.

                                    If the Payment Currency and the First
                           Indexed Currency or the Second Indexed Currency are not the same, the Payment Currency equivalent of the First Indexed Currency amount or the Second Indexed Currency amount, as the case may be, on any date shall be determined in the manner specified in the applicable Pricing Supplement.

                                    (iii) MULTICURRENCY CURRENCY LINKED
                           SECURITIES ("MULTICURRENCY CLS"). Multicurrency CLS are Notes pursuant to which the principal amount payable at Stated Maturity equals the Payment Currency equivalent at Stated Maturity of a fixed amount of a designated currency (or composite currency or currency units) (the "First Indexed Currency") plus or minus the Payment Currency equivalent at Stated Maturity of a fixed amount of a second designated currency (or composite currency or currency units) (the "Second Indexed Currency") plus or minus the Payment Currency equivalent at Stated Maturity of a fixed amount of a third designated currency (or composite currency or currency units) (the "Third Indexed Currency"); PROVIDED, HOWEVER, that the minimum principal amount payable at Stated Maturity shall be zero.

                                    The Denominated Currency, each Indexed
                           Currency, the Payment Currency and whether the fixed amounts of the Second and Third Indexed Currencies are to be added or subtracted to determine the principal amount payable at Stated Maturity of the Multicurrency CLS shall be set forth in the applicable Pricing Supplement. In addition, the fixed amounts of the First, Second and Third Indexed Currencies to which the principal of the Multicurrency CLS is linked shall be set forth in the applicable Pricing Supplement for a specific representative face amount of the Multicurrency CLS as well as for the aggregate face amount of all Multicurrency CLS forming part of the same issue. As used herein, "Added Indexed Currency" means the First Indexed

                           Currency and any other Indexed Currency that is added to determine the principal amount payable at Maturity of the Multicurrency CLS and a "Subtracted Indexed Currency" means an Indexed Currency that is subtracted to determine the principal amount payable at Stated Maturity of the Multicurrency CLS.

                                    If any Added Index Currency or Subtracted
                           Index Currency is not the same as the Payment Currency, the Payment Currency equivalent of such Added Indexed Currency amount or Subtracted Index Currency amount, as the case may be, on any date shall be determined in the manner specified in the applicable Pricing Supplement.

                           (r) AMOUNT PAYABLE UPON DECLARATION OF MATURITY --
                  CLS, REVERSE CLS OR MULTICURRENCY CLS. If the principal amount payable at the Stated Maturity of any CLS, Reverse CLS or Multicurrency CLS shall be declared due and payable prior to such Stated Maturity, the amount payable with respect to such Note will be paid in the Denominated Currency and will equal the face amount of such Note plus accrued interest to but excluding the date of payment.

                           (s) COMMODITY LINKED NOTES. Notes may be issued, from
                  time to time, with the principal amount payable on any principal payment date, or the amount of interest payable on any Interest Payment Date, to be determined by reference to one or more commodity prices, equity indices or other factors and on such other terms as may be set forth in the applicable Pricing Supplement.

                           (t) AMORTIZING NOTES. Notes may be issued from time
                  to time as Amortizing Notes (as defined below). "Amortizing Notes" are Notes for which payments of principal and interest are made in equal installments over the life of the Note. Interest on each Amortizing Note will be computed on the basis of a 360-day year of twelve 30-day months. Payments with respect to Amortizing Notes will be applied first to interest due and payable thereon and then to the reduction of the unpaid principal amount thereof. A table setting forth repayment information in respect of each Amortizing Note will be provided to the original purchaser and will be available upon request, to subsequent holders.

                           (u) PERSONS TO ESTABLISH SPECIFIC TERMS. The
                  principal amount, any interest rate (or manner in which interest is to be determined), any Interest Payment Dates, any Regular Record Dates, the Stated Maturity, any Redemption Date or Dates (and if on any such Redemption Date a premium is to be paid by the Company, the amount of such premium) and any other relevant terms of any Note will be determined by any one of the persons whose name is set forth below.

               NAME                                  OFFICE                      SPECIMEN SIGNATURE
               ----                                  ------                      ------------------
Thomas O. Staggs                     Senior Executive Vice President and      /s/ Thomas O. Staggs
                                     Chief Financial Officer                  --------------------------

Christine M. McCarthy                Senior Vice President and Treasurer      /s/ Christine M. McCarthy
                                                                              --------------------------

Jeffrey R. Speed                     Vice President and Assistant             /s/ Jeffrey R. Speed
                                     Treasurer - Corporate Finance            --------------------------

Mitchell K. Polon                    Vice President - Financial Risk          /s/ Mitchell K. Polon
                                     Management, Corporate Treasury           --------------------------

Natacha J. Rafalski                  Senior Manager - Corporate Finance       /s/ Natacha J. Rafalski
                                                                              --------------------------

Brenda Hunsinger                     Senior Manager - Corporate Finance       /s/ Brenda Hunsinger
                                                                              --------------------------

Suet Lai                             Vice President - Counsel                 /s/ Suet Lai
                                                                              --------------------------

David K. Thompson                    Senior Vice President - Assistant        /s/ David K. Thompson
                                     General Counsel                          --------------------------

                  (v) FORMS. Unless and until another form is established pursuant to a subsequent Officers' Certificate pursuant to Section 2.1 of the Indenture, the Discount Notes, the Fixed Rate Notes, the Floating Rate Notes and the Zero Coupon Notes will be in substantially the forms set forth in Exhibits A, B, C and D hereto, respectively, and may have such other terms as are provided herein.

                  All capitalized terms used in this Officers' Certificate and not defined herein shall have the meanings set forth in the Indenture.

                  Each of the undersigned, for himself, states that he has read and is familiar with the provisions of Article Two of the Indenture relating to the establishment of a series of Securities thereunder and the establishment of forms of Securities representing a series of Securities thereunder and, in each case, the definitions therein relating thereto; that he is generally familiar with the other provisions of the Indenture and with the affairs of the Company and its acts and proceedings and that the statements and opinions made by him in this Certificate are based upon such familiarity; and that he has made such examination or investigation as is necessary to enable him to determine whether or not the covenants and conditions referred to above have been complied with; and in his opinion, such covenants and conditions have been complied with.

                  IN WITNESS WHEREOF, the undersigned have hereunto signed this Certificate on behalf of the Company as of the 24th day of September, 2001.


                                 THE WALT DISNEY COMPANY



                                 By:  /s/ Christine M. McCarthy
                                      ----------------------------------
                                      Name:  Christine M. McCarthy
                                      Title: Senior Vice President and Treasurer




                                 By:  /s/ David K. Thompson
                                      ----------------------------------
                                      Name:  David K. Thompson
                                      Title: Senior Vice President - Assistant
                                             General Counsel

                                                                     EXHIBIT "A"

REGISTERED                                                            REGISTERED








NO.                      MEDIUM-TERM NOTE, SERIES B            PRINCIPAL AMOUNT:
                                (DISCOUNT)                          U.S.$

                                                                    CUSIP:



         Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, New York, New York ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co. or such other entity as requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ORIGINAL ISSUE DATE:                       ORIGINAL ISSUE DISCOUNT:
MATURITY DATE:                             INTEREST DATE:
ORIGINAL ISSUE PRICE:                      YIELD TO MATURITY:

                              ---------------------


Date:
      ----------------------------------

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION



         This is one of the Notes of the series designated herein referred to in the within-mentioned Indenture.

WELLS FARGO BANK, N.A., as Trustee



By:  __________________________________
       Authorized Signatory

THE WALT DISNEY COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the Principal Amount specified above on the Maturity Date specified above and to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears as specified in the Pricing Supplement, in each year, commencing with the first Interest Payment Date next succeeding the Original Issue Date, at the rate per annum set forth above, until the principal hereof is paid or made available for payment; PROVIDED, HOWEVER, that if the Original Issue Date of this Note is between a Regular Record Date and the related Interest Payment Date, the first payment of interest on this Note will be made on the Interest Payment Date immediately following the next succeeding Regular Record Date to the registered Holder on such next succeeding Regular Record Date. Interest payments for this Note will include interest accrued to but excluding the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, as specified in the Pricing Supplement (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; PROVIDED, HOWEVER, that interest payable at Maturity shall be payable to the Person to whom principal shall be payable. If any Interest Payment Date or Maturity with respect to this Note falls on a day that is not a Business Day, the payment due on such Interest Payment Date or at Maturity will be made on the following day that is a Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be. Except as otherwise provided in the Indenture, any interest not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice of which shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. In the case of a default in payment of principal upon acceleration or at Stated Maturity, the Accreted Value (as defined below) of this Note at the date of such default in payment shall bear interest at the Yield to Maturity specified above plus 1% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Such interest will be computed on the basis of a 360-day year of twelve 30-day months, compounded semiannually. Payment of the principal of and interest, if any, on this Note will be made at the office or agency of the Company maintained for that purpose, initially designated to be the Corporate Trust Office of the Trustee in Los Angeles, California, and at such additional offices or agencies as the Company may designate, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, however, that at the option of the Company, payments of principal of and interest on this Note may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Securities or by wire transfer of immediately available funds to the account of the Holder of this Note if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable payment date. Notwithstanding the foregoing, the Company will make payments of interest, if any, on any Interest Payment Date other than the Maturity Date to each registered Holder of $10,000,000 (or, if the payment currency is other than United States dollars, the equivalent thereof in the particular payment currency) or more in aggregate principal amount of definitive Notes (whether having identical or different terms and provisions) by wire transfer of immediately available funds if the applicable registered Holder has delivered appropriate wire transfer instructions in writing to the Trustee not less than 15 days prior to the particular Interest Payment Date. Any wire transfer instructions received by the Trustee shall remain in effect until revoked by the applicable registered Holder.

         The "Accreted Value" of this Note at any date (the "Calculation Date") shall be equal to (i) the Original Issue Price of this Note specified above plus
(ii) the accrued amortization of Original Issue Discount specified above attributable ratably on a daily basis to the period from and including the Original Issue Date specified above to but excluding the Calculation Date. The calculation of accrual of Original Issue Discount will be computed on the basis of a 360-day year of twelve 30-day months, compounded semiannually.

         Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         This Note is one of a duly authorized issue of securities (herein called the "Securities") of the Company (which term includes any successor corporation under the Indenture hereinafter referred to) issued and to be issued pursuant to such Indenture. This Security is one of a series designated by the Company as its Medium-Term Notes, Series B. The Indenture does not limit the aggregate principal amount of the Securities.

         The Company issued this Note pursuant to an Indenture, dated as of September 24, 2001 (herein called the "Indenture"), between the Company and Wells Fargo Bank, N.A., a national banking association, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

         The Notes are issuable as Registered Securities, without coupons, in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

         The Company may from time to time, without the consent of existing Note Holders, issue additional Notes having the same terms and conditions (including maturity and interest payment terms) as previously issued Notes in all respects, except for issue date, issue price and the first payment of interest. Additional Notes issued in this manner will be fungible with the previously issued Notes to the extent specified in the applicable Pricing Supplement.


         This Note may not be redeemed prior to the Maturity Date set forth above.

         If an Event of Default with respect to the Notes shall occur and be continuing, a portion of the principal of this Note may be declared due and payable in the manner and with the effect provided in the Indenture. Such portion shall be equal to the Accreted Value of this Note at the time of such declaration. Upon payment (i) of such Accreted Value and (ii) of interest on any overdue Accreted Value (to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest on this Note shall terminate.

         The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or, subject to the provisions for satisfaction and discharge in Article Eight of the Indenture, of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the register of Securities, upon surrender of a Note for registration of transfer at the office or agency of the Company maintained for that purpose, initially designated to be the Corporate Trust Office of the Trustee in Los Angeles, California, and at such additional offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         No service charge shall be made by the Company, the Trustee or the Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 2.11, 3.6, 9.5 or 10.3 of the Indenture, not involving any transfer).

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, including without limitation, Sections 5-1401 and 5-1402 of the New York General Obligations Law and New York Civil Practice Law Rule 327(b).

         All undefined terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         IN WITNESS WHEREOF, The Walt Disney Company has caused this Instrument to be signed by the signature or facsimile signature of its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents, or its Treasurer or any Assistant Treasurer and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof, and its corporate seal or a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

                   (SEAL)       THE WALT DISNEY COMPANY



                                By: ______________________________________
                                NAME:  Christine M. McCarthy
                                TITLE: Senior Vice President and Treasurer


Attest:


------------------------------------------
NAME:  Marsha L. Reed
TITLE:    Vice President and Secretary

                                  ABBREVIATIONS



         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM " as tenants in common      UNIF GIFT MIN ACT        Custodian
                                                      ------           ------
                                                     (Cust.)           (Minor)
 TEN ENT " as tenants by the
           entireties
                                    Under Uniform Gifts to Minors Act
  JT TEN " as joint tenants with
          right of survivorship
          and not as tenants
          in common                 _________________________________
                                                  (State)

     Additional abbreviations may also be used though not in the above list.

                                ----------------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or Employer
Identification Number of Assignee
+--------------------------
|        -       -
+--------------------------

-------------------------------------------------------------------------------
                   Please Print or Typewrite Name and Address
                      Including Postal Zip Code of Assignee
-------------------------------------------------------------------------------

the within Security and all rights thereunder, hereby irrevocably constituting and appointing ______________________________________________________attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:_______________________________    _______________________________________
                                                       Signature

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

                                                                     EXHIBIT "B"

REGISTERED                                                            REGISTERED


NO. FXR-                  MEDIUM-TERM NOTE, SERIES B           PRINCIPAL AMOUNT:
                                 (FIXED RATE)                       U.S.$

                                                                    CUSIP:


         Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, New York, New York ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co. or such other entity as requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has as interest herein.

ORIGINAL ISSUE DATE:                                  INTEREST DATE:
MATURITY DATE:                                        EARLIEST REDEMPTION DATE:
ORIGINAL ISSUE PRICE:                                 REDEMPTION PRICE:

                            -------------------------


Date:
      ----------------


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION



         This is one of the Notes of the series designated herein referred to in the within-mentioned Indenture.

WELLS FARGO BANK, N.A., as Trustee



By:
   ---------------------------------------
     Authorized Signatory

THE WALT DISNEY COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the Principal Amount specified above on the Maturity Date specified above and to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears as specified in the Pricing Supplement, in each year, commencing with the first Interest Payment Date next succeeding the Original Issue Date, at the rate per annum set forth above, until the principal hereof is paid or made available for payment; PROVIDED, HOWEVER, that if the Original Issue Date of this Note is between a Regular Record Date and the related Interest Payment Date, the first payment of interest on this Note will be made on the Interest Payment Date immediately following the next succeeding Regular Record Date to the registered Holder on such next succeeding Regular Record Date. Interest payments for this Note will include interest accrued to but excluding the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, as specified in the Pricing Supplement (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; PROVIDED, HOWEVER, that interest payable at Maturity shall be payable to the Person to whom principal shall be payable. If any Interest Payment Date or Maturity with respect to this Note falls on a day that is not a Business Day, the payment due on such Interest Payment Date or at Maturity will be made on the following day that is a Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be. Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months. Except as otherwise provided in the Indenture, any interest not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice of which shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest, if any, on this Note will be made at the office or agency of the Company maintained for that purpose, initially designated to be the Corporate Trust Office of the Trustee in Los Angeles, California, and at such additional offices or agencies as the Company may designate, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, however, that at the option of the Company, payments of principal of and interest on this Note may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Securities or by wire transfer of immediately available funds to the account of the Holder of this Note if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable payment date. Notwithstanding the foregoing, the Company will make payments of interest, if any, on any Interest Payment Date other than the Maturity Date to each registered Holder of $10,000,000 (or, if the payment currency is other than United States dollars, the equivalent thereof in the particular payment currency) or more in aggregate principal amount of definitive Notes (whether having identical or different terms and provisions) by wire transfer of immediately available funds if the applicable registered Holder has delivered appropriate wire transfer instructions in writing to the Trustee not less than 15 days prior to the particular Interest Payment Date. Any wire transfer instructions received by the Trustee shall remain in effect until revoked by the applicable registered Holder.

         Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         This Note is one of a duly authorized issue of securities (herein called the "Securities") of the Company (which term includes any successor corporation under the Indenture hereinafter referred to) issued and to be issued pursuant to such Indenture. This Security is one of a series designated by the Company as its Medium-Term Notes, Series B. The Indenture does not limit the aggregate principal amount of the Securities.

         The Company issued this Note pursuant to an Indenture, dated as of September 24, 2001 (herein called the "Indenture"), between the Company and Wells Fargo Bank, N.A., a national banking association, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

         The Notes are issuable as Registered Securities, without coupons, in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

         The Company may from time to time, without the consent of existing Note Holders, issue additional Notes having the same terms and conditions (including maturity and interest payment terms) as previously issued Notes in all respects, except for issue date, issue price and the first payment of interest. Additional Notes issued in this manner will be fungible with the previously issued Notes to the extent specified in the applicable Pricing Supplement.

         This Note may not be redeemed prior to the Earliest Redemption Date set forth above. If no Earliest Redemption Date is so set forth, this Note is not redeemable prior to the Maturity Date. This Note is redeemable at any time on or after the Earliest Redemption Date set forth above at the option of the Company, in whole or from time to time in part, upon not less than 30 nor more than 60 days' notice mailed to the registered Holder hereof, at the Redemption Price equal to the amount set forth above, together in each case with accrued interest to but excluding the Redemption Date.

         Notwithstanding the preceding paragraph, installments of interest whose Stated Maturity is prior to the Redemption Date of any Note will be payable to the Holder of such Note, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to above, all as provided in the Indenture.

         All notices of redemption shall state the Redemption Date, the Redemption Price, if fewer than all the outstanding Notes with the same Original Issue Date, Interest Rate and Stated Maturity are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of Notes to be redeemed, that on the Redemption Date the Redemption Price will become due and payable upon each Note, or portion thereof, to be redeemed, that interest on each Note, or portion thereof, called for redemption will cease to accrue on and including the Redemption Date and the place or places where Notes may be surrendered for redemption. However, payment of the Redemption Price, together with accrued interest to but excluding the Redemption Date, for a Note for which a redemption notice has been delivered is conditioned upon delivery of such Note (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) to the office or agency of the Company maintained for that purpose, initially designated to be the Corporate Trust Office of the Trustee in Los Angeles, California, and at such additional offices or agencies as the Company may designate, at any time (whether prior to, on or after the Redemption Date) after delivery of the redemption notice. Payment of the Redemption Price for the Note (or portion thereof to be redeemed), together with accrued interest to the Redemption Date, will be made on the later of the Redemption Date or promptly following the time of delivery of the Note. If fewer than all of the Notes with the same Original Issue Date, Interest Rate and Stated Maturity are to be redeemed at any time, selection of such Notes for redemption will be made by the Trustee by such method as the Trustee shall deem fair and appropriate.


         In the event of redemption of this Note in part only, a new Note or Notes of like tenor for the aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Notes so surrendered will be issued in the name of the Holder hereof upon the cancellation hereof.

         For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of Notes shall relate, in the case of any Notes redeemed or to be redeemed by the Company only in part, to the portion of the principal amount of such Notes which has been or is to be so redeemed.

         If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or, subject to the provisions for satisfaction and discharge in Article Eight of the Indenture, of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the register of Securities, upon surrender of a Note for registration of transfer at the office or agency of the Company maintained for that purpose, initially designated to be the Corporate Trust Office of the Trustee in Los Angeles, California, and at such additional offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         No service charge shall be made by the Company, the Trustee or the Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 2.11, 3.6, 9.5 or 10.3 of the Indenture, not involving any transfer).

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, including without limitation, Sections 5-1401 and 5-1402 of the New York General Obligations Law and New York Civil Practice Law Rule 327(b).

         All undefined terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         IN WITNESS WHEREOF, The Walt Disney Company has caused this Instrument to be signed by the signature or facsimile signature of its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents, or its Treasurer or any Assistant Treasurer and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof, and its corporate seal or a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

                      (SEAL)      THE WALT DISNEY COMPANY



                                  By: __________________________________________
                                  NAME:  Christine M. McCarthy
                                  TITLE:    Senior Vice President and Treasurer


Attest:


---------------------------------------
NAME:  Marsha L. Reed
TITLE: Vice President and Secretary

                                ABBREVIATIONS

   The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                       UNIF GIFT MIN ACT _______ Custodian _______
                                                                       (Cust.)           (Minor)
TEN ENT - as tenants by the entireties
                                                     Under Uniform Gifts to Minors Act
 JT TEN - as joint tenants with right
          of survivorship and not as tenants         ___________________________________________
          in common                                                    (State)

     Additional abbreviations may also be used though not in the above list.

                               _________________

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or Employer
Identification Number of Assignee
+--------------------------+
|        -       -         |
+--------------------------+




--------------------------------------------------------------------------------

                   Please Print or Typewrite Name and Address
                      Including Postal Zip Code of Assignee

--------------------------------------------------------------------------------

the within Security and all rights thereunder, hereby irrevocably constituting and appointing ______________________________________________________attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.


Dated:___________________________    ___________________________________________
                                                      Signature

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

                                                                     EXHIBIT "C"

REGISTERED                                                            REGISTERED

NO. FLR-                     MEDIUM-TERM NOTE, SERIES B        PRINCIPAL AMOUNT:
                                  (FLOATING RATE)                 U.S.$
                                                                  CUSIP:

         Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, New York, New York ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co. or such other entity as requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ORIGINAL ISSUE DATE:                                       ORIGINAL ISSUE PRICE:
MATURITY DATE:                                             EARLIEST REDEMPTION DATE:
INITIAL MATURITY DATE (for Renewable Notes):
FINAL MATURITY DATE (for Renewable Notes):
INITIAL INTEREST RATE:                                     REDEMPTION PRICE:
BASE RATE OR RATES:                                        INTEREST PAYMENT DATES:
   ____ COMMERCIAL PAPER RATE
   ____ LIBOR:
      ____ Reuters Monitor Money Rates Service
      ____ Bridge Telerate, Inc.                           REGULAR RECORD DATES:
      ____ Index Currency
   ____ CD RATE
   ____ FEDERAL FUNDS RATE                                 INTEREST PAYMENT PERIOD:
   ____ TREASURY RATE                                       ____ Monthly
   ____ PRIME RATE                                          ____ Quarterly
   ____ CMT RATE
      ____ Telerate Page 7051
      ____ Telerate Page 7052                               ____ Semiannually
             ____Week                                       ____ Annually
             ____Month
      ____ CMT Maturity Index:______________
    ____ J.J. KENNY RATE
    ____ ELEVENTH DISTRICT COST OF FUNDS RATE
    ____ EURIBOR
   ____ OTHER:___________________________
SPREAD:
   (Indicate plus or minus                                 INTEREST RESET PERIOD:
   and number of basis points)                              ____ Daily
SPREAD MULTIPLIER:     %                                    ____ Weekly
INDEX MATURITY:                                             ____ Monthly
____ 1 Month                                                ____ Quarterly
____ 3 Months                                               ____ Semiannually
____ 6 Months                                               ____ Annually
____ 1 Year
____ OTHER:______________________________                   INTEREST RESET DATES:
              ______________________________                CALCULATION AGENT:
                                                            ____ WELLS FARGO BANK, N.A.


                                      C-1

MAXIMUM INTEREST RATE:     %                                ____ OTHER:_____________________
MINIMUM INTEREST RATE:     %

                                ---------------------------

Dated: _______________________

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes of the series designated herein referred to in the within-mentioned Indenture.

WELLS FARGO BANK, N.A., as Trustee


By: __________________________________
            Authorized Signatory

THE WALT DISNEY COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the Principal Amount specified above on the Maturity Date specified above and to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for at a rate per annum equal to the Initial Interest Rate specified above until the first Interest Reset Date specified above following the Original Issue Date specified above and thereafter at a rate determined in accordance with the provisions below under the heading "Determination of Commercial Paper Rate," "Determination of LIBOR," "Determination of CD Rate," "Determination of Federal Funds Rate," "Determination of Treasury Rate," "Determination of Prime Rate," "Determination of CMT Rate," "Determination of J.J. Kenny Rate," "Determination of Eleventh District Cost of Funds Rate" or "Determination of EURIBOR" depending upon whether the applicable Base Rate specified above is the Commercial Paper Rate, LIBOR, CD Rate, Federal Funds Rate, Treasury Rate, Prime Rate, CMT Rate, J.J. Kenny Rate, Eleventh District Cost of Funds Rate or EURIBOR, which rate may be adjusted by adding or subtracting the Spread or multiplying the Base Rate by the Spread Multiplier depending on whether a Spread or Spread Multiplier is specified above, until the principal hereof is paid or duly made available for payment. The "Spread," if any, is the number of basis points to be added to or subtracted from the Base Rate or Rates, as specified above, and the "Spread Multiplier," if any, is the percentage of the Base Rate or Rates, as specified above, by which such Base Rate or Rates are to be multiplied. The "Index Maturity," if any, is the period to maturity of the instrument or obligation with respect to which the related Base Rate or Rates are calculated, as designated above. If more than one Base Rate is specified above, the applicable Base Rate shall be the lowest of such Base Rates on the Interest Determination Date. The Company will pay interest in arrears monthly, quarterly, semiannually or annually as specified above under "Interest Payment Period," commencing with the first Interest Payment Date specified above next succeeding the Original Issue Date and thereafter on the Interest Payment Dates as specified above, and at Maturity. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date set forth above (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; PROVIDED, HOWEVER, that the interest payment at Maturity shall be payable to the Person to whom principal shall be payable. If the Maturity of this Note falls on a day that is not a Business Day, the payment of principal and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after the Maturity. Except as otherwise provided in the Indenture, any interest not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice of which shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest, if any, on this Note will be made at the office or agency of the Company maintained for that purpose, initially designated to be the Corporate Trust Office of the Trustee in Los Angeles, California, and at such additional offices or agencies as the Company may designate, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Company, payments of principal of and interest on this Note may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Securities or by wire transfer of immediately available funds to the account of the Holder of this Note if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable payment date. Notwithstanding the foregoing, the Company will make payments of interest, if any, on any Interest Payment Date other than the Maturity Date to each registered Holder of $10,000,000 (or, if the payment currency is other than United States dollars, the equivalent thereof in the particular payment currency) or more in aggregate principal amount of definitive Notes (whether having identical or different terms and provisions) by wire transfer of immediately available funds if the applicable registered Holder has delivered appropriate wire transfer instructions in writing to the Trustee not less than 15 days prior to the particular Interest Payment Date. Any wire transfer instructions received by the Trustee shall remain in effect until revoked by the applicable registered Holder.

         Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         This Note is one of a duly authorized issue of securities (herein called the "Securities") of the Company (which term includes any successor corporation under the Indenture hereinafter referred to) issued and to be issued pursuant to such Indenture. This Security is one of a series designated by the Company as its Medium-Term Notes, Series B. The Indenture does not limit the aggregate principal amount of the Securities.

         The Company issued this Note pursuant to an Indenture, dated as of September 24, 2001 (herein called the "Indenture"), between the Company and Wells Fargo Bank, N.A., a national banking association, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

         The Notes are issuable as Registered Securities, without coupons, in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

         The Company may from time to time, without the consent of existing Note Holders, issue additional Notes having the same terms and conditions (including maturity and interest payment terms) as previously issued Notes in all respects, except for issue date, issue price and the first payment of interest. Additional Notes issued in this manner will be fungible with the previously issued Notes to the extent specified in the applicable Pricing Supplement.


         This Note may not be redeemed prior to the Earliest Redemption Date set forth above. If no Earliest Redemption Date is so set forth, this Note is not redeemable prior to the Maturity Date. This Note is redeemable at any time on or after the Earliest Redemption Date set forth above at the option of the Company, in whole or from time to time in part, upon not less than 30 nor more than 60 days' notice mailed to the registered Holder hereof, at the Redemption Price equal to the amount set forth above, together in each case with accrued interest to but excluding the Redemption Date.

         Notwithstanding the preceding paragraph, installments of interest whose Stated Maturity is prior to the Redemption Date of any Note will be payable to the Holder of such Note, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to above, all as provided in the Indenture.

         All notices of redemption shall state the Redemption Date, the Redemption Price, if fewer than all the outstanding Notes with the same Original Issue Date, Base Rate or Rates and Stated Maturity are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of Notes to be redeemed, that on and including the Redemption Date the Redemption Price will become due and payable upon each Note, or portion thereof, to be redeemed, that interest on each Note, or portion thereof, called for redemption will cease to accrue on the Redemption Date and the place or places where Notes may be surrendered for redemption. However, payment of the Redemption Price, together with accrued interest to but excluding the Redemption Date, for a Note for which a redemption notice has been delivered is conditioned upon delivery of such Note (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) to the office or agency of the Company maintained for that purpose, initially designated to be the Corporate Trust Office of the Trustee in Los Angeles, California, and at such additional offices or agencies as the Company may designate, at any time (whether prior to, on or after the Redemption Date) after delivery of the redemption notice. Payment of the Redemption Price for the Note (or portion thereof to be redeemed), together with accrued interest to the Redemption Date, will be made on the later of the Redemption Date or promptly following the time of delivery of the Note. If fewer than all of the Notes with the same Original Issue Date, Base Rate or Rates and Stated
Maturity are to be redeemed at any time, selection of such Notes for redemption will be made by the Trustee by such method as the Trustee shall deem fair and appropriate.

         In the event of redemption of this Note in part only, a new Note or Notes of like tenor for the aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Notes so surrendered will be issued in the name of the Holder hereof upon the cancellation hereof.

         For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of Notes shall relate, in the case of any Notes redeemed or to be redeemed by the Company only in part, to the portion of the principal amount of such Notes which has been or is to be so redeemed.

         Commencing with the first Interest Reset Date specified above following the Original Issue Date, the rate at which interest on this Note is payable shall be adjusted daily, weekly, monthly, quarterly, semiannually or annually as specified above under "Interest Reset Period." If any Interest Reset Date specified above would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that if the rate of interest on this Note shall be determined with reference to the provisions under the heading "Determination of LIBOR" or "Determination of EURIBOR" below, and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the last Business Day in the preceding month. If any Interest Payment Date (other than an Interest Payment Date occurring on the Maturity Date) specified above falls on a day that is not a Business Day, such Interest Payment Date shall be the following day that is a Business Day, except that if the rate of interest on the Note shall be determined with reference to the provisions under the heading "Determination of LIBOR" or "Determination of EURIBOR" below, and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding day that is a Business Day. "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; PROVIDED, HOWEVER, that with respect to Notes the payment of which is to be made in a denominated currency other than U.S. dollars, such day is also not a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center of the country of such denominated currency; PROVIDED, HOWEVER, that with respect to LIBOR Notes only, such day is also a London Business Day; AND PROVIDED, FURTHER, that with respect to EURIBOR Notes and notes denominated in Euros only, such day is also a TARGET Business Day. "London Business Day" means any day on which commercial banks are open for business (including dealings in the LIBOR currency) in London. "TARGET Business Day" means any day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System is open. "Principal Financial Center" means, as applicable: (a) the capital city of the country issuing the payment currency; or (b) the capital city of the country to which the LIBOR currency relates; PROVIDED, HOWEVER, that with respect to United States dollars, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, Italian lire, Portuguese escudos, South African rand and Swiss francs, the "Principal Financial Center" shall be The City of New York, Sydney and (solely in the case of the payment currency) Melbourne, Toronto, Frankfurt, Amsterdam, Milan, London (solely in the case of the LIBOR currency), Johannesburg and Zurich, respectively. The interest rate applicable to each Interest Reset Period commencing on the Interest Reset Date or dates with respect to such Interest Reset Period will be the rate determined on the applicable "Interest Determination Date" determined as specified below. The rate of interest in effect with respect to this Note on each day that is not an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to the immediately preceding Interest Reset Date and the interest rate in effect on any day that is an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to such

Interest Reset Date, subject in either case to any applicable provisions of law and any Maximum Interest Rate or Minimum Interest Rate limitations specified above; PROVIDED, HOWEVER, that the interest rate in effect with respect to this Note for the period from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate specified above.

         In addition to any Maximum Interest Rate specified above, the interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

         All percentages resulting from any calculation on this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward, and all amounts used in or resulting from such calculation on this Note will be rounded, in the case of United States dollars, to the nearest cent, or in the case of a foreign currency, to the nearest unit (with one-half cent or unit being rounded upward).

DETERMINATION OF COMMERCIAL PAPER RATE. If the Commercial Paper Rate is the Base Rate or one of the Base Rates specified above, the interest rate payable with respect to this Note shall be calculated by the Calculation Agent with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified above, in accordance with the following provisions:

                  "Commercial Paper Rate" means, with respect to any Interest Determination Date specified below (a "Commercial Paper Rate Interest Determination Date"), the Money Market Yield (as defined below) on such date of the rate for commercial paper having the Index Maturity specified above as published in H.15(519), under the heading "Commercial Paper-Nonfinancial." In the event that such rate is not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Commercial Paper Rate Interest Determination Date, then the Commercial Paper Rate will be the Money Market Yield on such Commercial Paper Interest Determination Date of the rate for commercial paper of the Index Maturity specified above as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the heading "Commercial Paper-Nonfinancial." If such rate is not published in either H.15(519) or H.15 Daily Update by 3:00 P.M., New York City time, on such Calculation Date, then the Commercial Paper Rate will be calculated by the Calculation Agent and will be the Money Market Yield of the arithmetic mean of the offered rates, as of approximately 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date, of three leading dealers of United States dollar commercial paper in New York, New York (which may include one or more of the Agents or their affiliates) selected by the Calculation Agent (after consultation with the Company) for commercial paper of the Index Maturity specified above placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized statistical rating agency; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the rate of interest in effect for the applicable period will be the same as the interest rate in effect on such Commercial Paper Interest Determination Date.

                  "Money Market Yield" shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

                                    D X 360
            Money Market Yield =   ---------    X 100
                                 360 - (D X M)


         where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the interest period for which interest is being calculated.

         "H.15(519)" as used herein means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System.

         "H.15 Daily Update" as used herein means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http:/www.bog.frb.fed.us/releases/h15/update, or any successor site or publication.


DETERMINATION OF LIBOR. If LIBOR is the Base Rate or one of the Base Rates specified above, the interest rate payable with respect to this Note shall be calculated by the Calculation Agent with reference to LIBOR and the Spread or Spread Multiplier, if any, specified above, in accordance with the following provisions:

                  With respect to any Interest Determination Date specified below (a "LIBOR Interest Determination Date"), LIBOR will be determined as follows: (a) if "LIBOR Reuters" is specified above, the arithmetic mean of the offered rates for deposits in the Index Currency having the Index Maturity specified above, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, that appears on the LIBOR Page (as defined below) as of 11:00 A.M., London time, on that LIBOR Interest Determination Date, if at least two such offered rates appear on the LIBOR Page, or (b) if "LIBOR Telerate" is specified above or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified above, the rate for deposits in the Index Currency having the Index Maturity specified above, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, that appears on the LIBOR Page (as defined below) as of 11:00 A.M., London time, on such LlBOR Interest Determination Date. "LIBOR Page" means either: (1) if "LIBOR Reuters" is specified above, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified above (or any other page as may replace that page on that service) for the purpose of displaying the London interbank rates of major banks for the index currency; or
         (2) if "LIBOR Telerate" is specified above or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified above as the method for calculating LIBOR, the display on Bridge Telerate, Inc. (or any successor service) on the page specified above (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the index currency. If fewer than two offered rates appear on the LIBOR Page, or if no rate appears on the LIBOR Page, as applicable, LIBOR in respect of that LlBOR Interest Determination Date will be determined as if the parties had specified the rate described below.

                  If fewer than two offered rates appear on the LIBOR Page or if no rate appears on the LIBOR Page, as applicable, LIBOR will be determined as of approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date on the basis of the rate at which deposits in the applicable Index Currency having the Index Maturity specified above are offered by four major reference banks (which may include affiliates of the Agents) in the London interbank market selected by the Calculation Agent (after consultation with the Company) commencing on the second London Business Day immediately following such LIBOR Interest Determination Date and in a principal amount equal to an amount that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, then LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, then LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted as of approximately 11:00 A.M. in the applicable Principal Financial Center (as defined above), on such LIBOR Interest Determination Date by three major banks (which may include affiliates of the Agents) in such Principal Financial Center selected by the Calculation Agent (after consultation with the Company) for loans in the applicable Index Currency to leading European banks having the specified Index Maturity, and in a principal amount equal to an amount of not less than $1,000,000 (or the equivalent in the Index Currency, if the Index Currency is not the U.S. dollar) and that is representative for a single transaction in such market at such time; PROVIDED, HOWEVER, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the rate of interest in effect for the applicable period will be the same as the interest rate in effect on such LIBOR Interest Determination Date.

                  "Index Currency" means the index currency (including composite currencies) specified above as the currency for which LIBOR shall be calculated. If no such index currency is specified above, the Index Currency shall be U.S. dollars.

DETERMINATION OF CD RATE. If the CD Rate is the Base Rate specified above, the interest rate payable with respect to this Note shall be calculated by the Calculation Agent with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified above, in accordance with the following provisions:

                  "CD Rate" means, with respect to any Interest Determination Date specified below (a "CD Interest Determination Date"), the rate on such date for negotiable certificates of deposit having the Index Maturity designated above, as such rate published in H.15(519) under the caption "CDs (Secondary Market)" or, if not yet published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CD Interest Determination Date, the CD Rate will be the rate on such CD Interest Determination Date for negotiable certificates of deposit of the Index Maturity as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "CDs (secondary market)". If by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CD Interest Determination Date such rate is not yet published in either H.15(519) or H.15 Daily Update, then the CD Rate on such CD Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Interest Determination Date, of three leading non-bank dealers in negotiable U.S. dollar certificates of deposit in The City of New York (which may include one or more of the Agents or their affiliates) selected by the Calculation Agent (after consultation with Disney) for negotiable certificates of deposit of major United States money market banks for negotiable United States certificates of deposit with a remaining maturity closest to the Index Maturity specified above in an amount that is representative for a single transaction in that market at that time; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as set forth above, the rate of interest in effect for the applicable period will be the same as the interest rate in effect on such CD Interest Determination Date.

DETERMINATION OF FEDERAL FUNDS RATE. If the Federal Funds Rate is the Base Rate specified above, the interest rate payable with respect to this Note shall be calculated by the Calculation Agent with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified above, in accordance with the following provisions:

                  "Federal Funds Rate" means, with respect to any Interest Determination Date specified below (a "Federal Funds Interest Determination Date"), the rate on such date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)" and displayed on Bridge Telerate, Inc. (or any successor service) on page 120 (or any other page as may replace the specified page on that service) ("Telerate Page 120") or, if the rate does not so appear on Telerate Page 120 or is not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, the Federal Funds Rate will be the rate on such Federal Funds Interest Determination Date for United States dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Federal Funds (Effective)". If, by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date such rate is not yet published in H.15(519), the Federal Funds Rate for such Federal Funds Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollars Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York (which may include one or more of the Agents or their affiliates), which brokers have been selected by the Calculation Agent (after consultation with Disney), as of 9:00 A.M., New York City time, on such Federal Funds Interest Determination Date; PROVIDED, HOWEVER, that, if the brokers selected as aforesaid by the Calculation Agent are not quoting as set forth above, the rate of interest in effect for the applicable period will be the same as the interest rate in effect on such Federal Funds Interest Determination Date.

DETERMINATION OF TREASURY RATE. If the Treasury Rate is the Base Rate specified above, the interest rate payable with respect to this Note shall be calculated by the Calculation Agent with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified above, in accordance with the following provisions:

                  "Treasury Rate" means, with respect to any Interest Determination Date specified below (a "Treasury Rate Interest Determination Date"), the rate from the auction held on the Treasury Rate Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified above, under the caption "INVESTMENT RATE" on the display on Bridge Telerate, Inc. (or any successor service) on page 56 (or any other page as may replace that page on that service) ("Telerate Page 56") or page 57 (or any other page as may replace that page on that service) ("Telerate Page 57"), or, if not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Rate Interest Determination Date, the Bond Equivalent Yield (as defined below) of the rate for the applicable Treasury Bills as published in
         H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High". If the rate referred to in the preceding sentence is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Treasury Rate for that Treasury Rate Interest Determination Date will be the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills as announced by the United States Department of the Treasury. If the rate referred to in the preceding sentence is not so announced by the United States Department of the Treasury, or if the Auction is not held, the Treasury Rate for that Treasury Rate Interest Determination Date will be the Bond Equivalent Yield of the rate on that Treasury Rate Interest Determination Date of the applicable Treasury Bills as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market". If the rate referred to in the preceding sentence is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Treasury Rate for that Treasury Rate Interest Determination Date will be the rate on that Treasury Rate Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market". If the rate referred to in the preceding sentence is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Treasury Rate for that Treasury Rate Interest Determination Date will be the rate on that Treasury Rate Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Interest Determination Date, of three leading primary United States government securities dealers (which may include one or more of the Agents or their affiliates) selected by the Calculation Agent (after consultation with the Company), for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified above; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as set forth in this sentence, the rate of interest in effect for the applicable period will be the same as the interest rate in effect on such Treasury Rate Interest Determination Date.

                  "Bond Equivalent Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

                                               D X N
              Bond Equivalent Yield  -     -------------    X   100
                                           360 - (D X M)

         where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the applicable Interest Reset Period.

DETERMINATION OF PRIME RATE. If the Prime Rate is the Base Rate or one of the Base Rates specified above, the interest rate payable with respect to this Note shall be calculated by the Calculation Agent with reference to the Prime Rate and the Spread or Spread Multiplier, if any, specified above, in accordance with the following provisions:

                  "Prime Rate" means, with respect to any Interest Determination Date specified below (a "Prime Rate Interest Determination Date"), the rate published in H.15(519) for such date under the caption "Bank Prime Loan" or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to that Prime Rate Interest Determination Date, the rate on that Prime Rate Interest Determination Date as published in H.15 Daily Update or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Bank Prime Loan". If neither rate is so published by 3:00 P.M., New York City time, on the Calculation Date, the Prime Rate for such Prime Rate Interest Determination Date will be calculated by the Calculation Agent as the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 (as defined below) as such bank's prime rate or base lending rate as of 11:00 A.M., New York City time, on such Prime Rate Interest Determination Date, or if fewer than four such rates appear on the Reuters Screen USPRIME1 for such Prime Rate Interest Determination Date, the rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Prime Rate Interest Determination Date by three major banks (which may include one or more of the Agents or their affiliates) in The City of New York selected by the Calculation Agent (after consultation with Disney). If the banks selected by the Calculation Agent are not quoting as mentioned in the preceding sentence, the "Prime Rate" for the Interest Reset Period will be the same as the Prime Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable on the Prime Rate notes for which the Prime Rate is being determined shall be the Initial Interest Rate). Unless otherwise specified in the applicable Pricing Supplement, "Reuters Screen USPRIME1" means the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service, or any successor service or page, for the purpose of displaying prime rates or base lending rates of major United States banks.

DETERMINATION OF CMT RATE. If CMT Rate is the Base Rate or one of the Base Rates specified above, the interest rate payable with respect to this Note shall be calculated by the Calculation Agent with reference to the CMT Rate and the Spread or Spread Multiplier, if any, specified above, in accordance with the following provisions:

                  "CMT Rate" means, with respect to any Interest Determination Date specified below (a "CMT Interest Determination Date") relating to a CMT Rate Note or any Floating Rate Note for which the interest rate is determined with reference to the CMT Rate, if CMT Telerate Page 7051 is specified above:

                  (a) the percentage equal to the yield for United States Treasury securities at "constant maturity" having the Index Maturity specified above as published in H.15(519) under the caption "Treasury Constant Maturities", as the yield is displayed on Bridge Telerate, Inc. (or any successor service) on page 7051 (or any other page as may replace the specified page on that service) ("Telerate Page 7051"), for that CMT Interest Determination Date, or

                  (b) if the rate referred to in clause (a) does not so appear on Telerate Page 7051, the percentage equal to the yield for United States Treasury securities at "constant maturity" having the particular index maturity and for that CMT Interest Determination Date as published in H.15(519) under the caption "Treasury Constant Maturities", or

                  (c) if the rate referred to in clause (b) does not so appear in H.15(519), the rate on that CMT Interest Determination Date for the period of the particular Index Maturity as may then be published by either the Federal Reserve System Board of Governors or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519), or

                  (d) if the rate referred to in clause (c) is not so published, the rate on that CMT Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that CMT Interest Determination Date of three leading primary United States government securities dealers in The City of New York (which may include one or more of the Agents or their affiliates) (each, a "Reference Dealer"), selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than 1 year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time, or

                  (e) if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on that CMT Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated, or

                  (f) if fewer than three prices referred to in clause (d) are provided as requested, the rate on that CMT Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that CMT Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time, or

                  (g) if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on that CMT Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated, or

                  (h) if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on that CMT Interest Determination Date;

if CMT Telerate Page 7052 is specified above:

                  (a) the percentage equal to the one-week or one-month, as specified above, average yield for United States Treasury securities at "constant maturity" having the Index Maturity specified above as published in H.15(519) opposite the caption "Treasury Constant Maturities", as the yield is displayed on Bridge Telerate, Inc. (or any successor service) (on page 7052 or any other page as may replace the specified page on that service) ("Telerate Page 7052"), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which that CMT Interest Determination Date falls, or

                  (b) if the rate referred to in clause (a) does not so appear on Telerate Page 7052, the percentage equal to the one-week or one-month, as specified above, average yield for United States Treasury securities at "constant maturity" having the particular Index Maturity and for the week or month, as applicable, preceding that CMT Interest Determination Date as published in H.15(519) opposite the caption "Treasury Constant Maturities," or

                  (c) if the rate referred to in clause (b) does not so appear in H.15(519), the one-week or one-month, as specified above, average yield for United States Treasury securities at "constant maturity" having the particular Index Maturity as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which that CMT Interest Determination Date falls, or

                  (d) if the rate referred to in clause (c) is not so published, the rate on that CMT Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that CMT Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than 1 year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time, or

                  (e) if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on that CMT Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated, or

                  (f) if fewer than three prices referred to in clause (d) are provided as requested, the rate on that CMT Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that CMT Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at the time, or

                  (g) if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on that CMT Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest or the lowest of the quotations will be eliminated, or

                  (h) if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on that CMT Interest Determination Date.

         If two United States Treasury securities with an original maturity greater than the Index Maturity specified above have remaining terms to maturity equally close to the particular Index Maturity, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.

DETERMINATION OF J.J. KENNY RATE. If the J.J. Kenny Rate is the Base Rate or one of the Base Rates specified above, the interest rate payable with respect to this Note shall be calculated by the Calculation Agent with reference to the J.J. Kenny Rate and the Spread or Spread Multiplier, if any, specified above, in accordance with the following provisions:

                  "J.J. Kenny Rate" means, with respect to any Interest Determination Date specified below (a "J.J. Kenny Rate Interest Determination Date"), the per annum rate on the date equal to the index made available and subsequently published by Kenny Information Systems or its successor. The rate will be based upon 30-day yield evaluations at par of bonds of not less than five "high grade" component issuers. The bonds evaluated will be bonds on which the interest is excludable from gross income for federal income tax purposes under the Internal Revenue Code of 1986. Kenny Information Systems will select such issuers from time to time, including issuers of general obligation bonds. However, the bonds on which the index is based will not include any bonds the interest on which may trigger an "alternative minimum tax" or similar tax under the Code, unless such tax may be imposed on all tax-exempt bonds. If such rate is not made available by 3:00 P.M., New York City time, on the Calculation Date pertaining to that J.J. Kenny Interest Determination Date, the J.J. Kenny Rate will be the rate quoted by a successor indexing agent selected by the Calculation Agent (after consultation with Disney). This rate will be equal to the prevailing rate for bonds included in the highest short-term rating category by Moody's Investors Service, Inc. and Standard & Poor's Corporation for issuers selected by such successor indexing agent most closely resembling the "high grade" component issuers selected by Kenny Information Systems. The bonds for which rates are quoted will be bonds that may be tendered by their holders for purchase on not more than seven days' notice and the interest on which: is variable on a weekly basis; is excludable from gross income for federal income tax purposes under the Code; and does not give rise to an "alternate minimum tax" or similar tax under the Code, unless all tax-exempt bonds give rise to such a tax. If a successor indexing agent is not available, the J.J. Kenny Rate on the J.J. Kenny Interest Determination Date will be the J.J. Kenny Rate for the immediately preceding Interest Reset Period. If there was no such Interest Reset Period, the J.J. Kenny Rate will be the Initial Interest Rate.

DETERMINATION OF ELEVENTH DISTRICT COST OF FUNDS RATE. If the Eleventh District Cost of Funds Rate is the Base Rate or one of the Base Rates specified above, the interest rate payable with respect to this Note shall be calculated by the Calculation Agent with reference to the Eleventh District Cost of Funds Rate and the Spread or Spread Multiplier, if any, specified above, in accordance with the following provisions:

                  "Eleventh District Cost of Funds Rate" means, with respect to any Interest Determination Date specified below (an "Eleventh District Cost of Funds Interest Determination Date"), the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which the Eleventh District Cost of Funds Interest Determination Date falls as set forth under the caption "11th District" on the display on Bridge Telerate, Inc. (or any successor service) on page 7058 (or any other page as may replace the specified page on that service) ("Telerate Page 7058") as of 11:00 A.M., San Francisco time, on the Eleventh District Cost of Funds Interest Determination Date. If such rate does not appear on Telerate page 7058 on any related Eleventh District Cost of Funds Interest Determination Date, the Eleventh District Cost of Funds Rate for the Eleventh District Cost of Funds Interest Determination Date will be the Eleventh District Cost of Funds Rate Index. If the FHLB of San Francisco fails to announce the rate for the calendar month next preceding the Eleventh District Cost of Funds Interest Determination Date, then the Eleventh District Cost of Funds Rate for that date will be the Eleventh District Cost of Funds Rate in effect on that Eleventh District Cost of Funds Interest Determination Date.

                  The "Eleventh District Cost of Funds Rate Index" will be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that the FHLB of San Francisco most recently announced as the cost of funds for the calendar month preceding the date of the announcement.

DETERMINATION OF EURIBOR. If EURIBOR is the Base Rate or one of the Base Rates specified above, the interest rate payable with respect to this Note shall be calculated by the Calculation Agent with reference to EURIBOR and the Spread or Spread Multiplier, if any, specified above, in accordance with the following provisions:

         "EURIBOR" means, with respect to any Interest Determination Date specified below (a "EURIBOR Interest Determination Date"), the offered rates for deposits in Euros for the period of the Index Maturity specified above, commencing on the Interest Reset Date, which appears on page 248 on Bridge Telerate, Inc., or any successor service or any page that may replace page 248 on that service, which is commonly referred to as "Telerate Page 248" as of 11:00 A.M., Brussels time, on that date. If EURIBOR cannot be determined on a EURIBOR Interest Determination Date as described in the preceding sentence, then the Calculation Agent will select four major banks in the Euro-zone interbank market and request that the principal Euro-zone offices of those four selected banks provide their offered quotations to prime banks in the Euro-zone interbank market at approximately 11:00 A.M., Brussels time, on the EURIBOR Determination Date. These quotations shall be for deposits in Euros for the period of the specified Index Maturity, commencing on such Interest Reset Date. Offered quotations must be based on a principal amount equal to at least $1,000,000 or the approximate equivalent in Euros that is representative of a single transaction in such market at such time. If two or more quotations are provided, EURIBOR for the Interest Reset Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the Calculation Agent will select four major banks in the Euro-zone and then determine EURIBOR for the Interest Reset Period as the arithmetic mean of rates quoted by those four major banks in the Euro-zone to leading European banks at approximately 11:00 A.M., Brussels time, on the EURIBOR Determination Date. The rates quoted will be for loans in Euros, for the period of the specified Index Maturity, commencing on the

         Interest Reset Date. Rates quoted must be based on a principal amount of at least $1,000,000 or the approximate equivalent in Euros that is representative of a single transaction in such market at such time. If the banks so selected by the Calculation Agent are not quoting rates as described above, EURIBOR for the Interest Reset Period will be the same for the immediately preceding Interest Reset Period. If there was no such Interest Reset Period, EURIBOR will be the Initial Interest Rate.

         "Euro-zone" means the region comprised of member states of the European Union that adopt the single currency in accordance with the Treaty establishing the European Community, as amended by the Treaty on European Union.

RENEWABLE NOTES. If this Note is designated as a Renewable Note above (a "Renewable Note"), the following provisions will apply:

                  A Renewable Note will bear interest at the Base Rate specified above and the interest rate payable with respect to a Renewable Note shall be calculated by the Calculation Agent with reference to the specified Base Rate or Base Rates and the Spread or Spread Multiplier, if any, specified above.

                  A Renewable Note will mature on an Interest Payment Date as specified above (the "Initial Maturity Date"), unless the maturity of all or any portion of the principal amount hereof is extended in accordance with the procedures described below. On the Interest Payment Dates specified above (each such Interest Payment Date, an "Election Date"), the maturity of a Renewable Note will be extended to the Interest Payment Date occurring twelve months after such Election Date, unless the Holder hereof elects to terminate the automatic extension of the maturity of a Renewable Note or of any portion hereof having a principal amount of $1,000 or any multiple of $1,000 in excess thereof by delivering a notice of such effect to the Trustee not less than nor more than a number of days to be specified in the Pricing Supplement prior to such Election Date. If no notice period is specified in the Pricing Supplement, such notice shall be given no less than 30 days and no more than 60 days prior to such Election Date. Such option may be exercised with respect to less than the entire principal amount of a Renewable Note; provided that the principal amount for which such option is not exercised is at least $1,000 or any larger amount that is an integral multiple of $1,000. Notwithstanding the foregoing, the maturity of a Renewable Note may not be extended beyond the Final Maturity Date specified above (the "Final Maturity Date"). If the Holder hereof elects to terminate the automatic extension of the maturity of any portion of the principal amount of a Renewable Note and such election is not revoked as described below, such portion will become due and payable on the Interest Payment Date falling six months (unless another period is specified in the Pricing Supplement) after the Election Date prior to which the Holder made such election.

                  An election to terminate the automatic extension of maturity may be revoked as to any portion of a Renewable Note having a principal amount of $1,000 or any multiple of $1,000 in excess thereof by delivering a notice to such effect to the Trustee on any day following the effective date of the election to terminate the automatic extension of maturity and prior to the date 15 days before the date on which such portion would otherwise mature. Such a revocation may be made for less than the entire principal amount of a Renewable Note for which the automatic extension of maturity has been terminated; provided that the principal amount of a Renewable Note for which the automatic extension of maturity has been terminated and for which such a revocation has not been made is at least $1,000 or any larger amount that is an integral multiple of $1,000. Notwithstanding the foregoing, a revocation may not be made during the period from and including a Record Date to but excluding the immediately succeeding Interest Payment Date.

                  An election to terminate the automatic extension of the maturity of a Renewable Note, if not revoked as described above by the Holder hereof making the election or any subsequent Holder, will be binding upon such subsequent Holder.

                  A Renewable Note may be redeemed in whole or in part at the option of the Company on the Interest Payment Dates in each year specified above, commencing with the Interest Payment Date specified above, at a redemption price as stated above, together with accrued and unpaid interest to the date of redemption. Notwithstanding anything to the contrary herein, notice of redemption will be provided by mailing a notice of such redemption to each Holder by first class mail, postage prepaid, at least 180 days (unless otherwise specified in the Pricing Supplement) prior to the date fixed for redemption.

APPLICABLE INTEREST DETERMINATION DATE AND CALCULATION DATE. The interest rate applicable to each Interest Reset Period commencing on the Interest Reset Date or Dates with respect to such Interest Reset Period will be the rate determined on the applicable "Interest Determination Date." The Commercial Paper Interest Determination Date, the Federal Funds Interest Determination Date and the Prime Rate Interest Determination Date will be the Business Day preceding each Interest Reset Date. The CD Interest Determination Date, the CMT Interest Determination Date and the J.J. Kenny Interest Determination Date will be the second Business Day preceding such Interest Reset Date. The LIBOR Interest Determination Date will be the second London Business Day preceding such Interest Reset Date. The EURIBOR Interest Determination Date will be the second TARGET Business Day preceding such Interest Reset Date. The Eleventh District Cost of Funds Interest Determination Date will be the last working day of the month immediately preceding each Interest Reset Date on which the Federal Home Loan Bank of San Francisco publishes the Eleventh District Cost of Funds Index. The Treasury Rate Interest Determination Date will be the day in the week in which the Interest Reset Date falls on which day Treasury Bills would normally be auctioned or, if no such auction is held for a particular week, the first Business Day of that week; PROVIDED, HOWEVER, that if, as a result of a legal holiday, an auction is held on the Friday of the week preceding the Interest Reset Date, the related Interest Determination Date shall be such preceding Friday; and PROVIDED, FURTHER, that if an auction shall fall on any Interest Reset Date, then the Interest Reset Date shall instead be the first Business Day immediately following such auction. The Interest Determination Date pertaining to a Note the interest rate of which is determined with reference to two or more Base Rates will be the latest Business Day which is at least two Business Days prior to such Interest Reset Date for such a Note on which each Base Rate shall be determinable. Each Base Rate shall be determined and compared on such date, and the applicable interest rate shall take effect on the related Interest Reset Date.

         The "Calculation Date," if applicable, pertaining to any Interest Determination Date, shall be the earlier of (a) the tenth calendar day after such Interest Determination Date, or, if any such day is not a Business Day, the next succeeding Business Day and (b) the Business Day preceding the applicable Interest Payment Date or Maturity Date, as the case may be. The Trustee will, upon the request of the Holder of this Note, provide to such Holder the interest rate hereon then in effect and, if determined, the interest rate that will become effective as a result of the determination made for the next Interest Reset Date.

         The Calculation Agent shall calculate the interest rate on this Note in accordance with the foregoing rate or rates on or before each Calculation Date and shall promptly thereafter notify the Company of such interest rate. Any such calculation by the Calculation Agent shall be conclusive and binding on the Company, the Trustee and the Holder of this Note, absent manifest error.

         Interest payments for this Note will include interest accrued to but excluding the Interest Payment Date. Accrued interest hereon from the Original Issue Date or from the last date to which interest hereon has been paid or duly provided for, as the case may be, shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day from the Original Issue Date or from the last date to which interest shall have been paid or duly provided for, to the date for which accrued interest is being calculated. The interest factor for each such day shall be computed by dividing the interest rate applicable to such day by 360, in the case of the Commercial Paper Rate, LIBOR, CD Rate, Federal Funds Rate, Prime Rate, J.J. Kenny Rate, Eleventh District Cost of Funds Rate and EURIBOR and by the actual number of days in the year, in the case of the Treasury Rate and CMT Rate. Unless otherwise specified above, if the interest rate for this Note is calculated with reference to two or more Base Rates, the interest factor for this Note will be calculated in each period in the same manner as if only the lowest of the applicable Base Rates applied.

         If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or, subject to the provisions for satisfaction and discharge in Article Eight of the Indenture, of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the register of Securities, upon surrender of a Note for registration of transfer at the office or agency of the Company maintained for that purpose, initially designated to be the Corporate Trust Office of the Trustee in Los Angeles, California, and at such additional offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         No service charge shall be made by the Company, the Trustee or the Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 2.11, 3.6, 9.5 or 10.3 of the Indenture, not involving any transfer).

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, including without limitation, ss.ss. 5-1401 and 5-1402 of the New York General Obligations Law and New York Civil Practice Law Rule 327(b).

         All undefined terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         IN WITNESS WHEREOF, The Walt Disney Company has caused this Instrument to be signed by the signature or facsimile signature of its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents, or its Treasurer or any Assistant Treasurer and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof, and its corporate seal or a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

                     (SEAL)           THE WALT DISNEY COMPANY



                                      By:
                                           -------------------------------------
                                      NAME:  Christine M. McCarthy
                                      TITLE: Senior Vice President and Treasurer


Attest:



---------------------------------------
NAME:  Marsha L. Reed
TITLE: Vice President and Secretary

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common         UNIF GIFT MIN ACT        Custodian
                                                         ------           ------
                                                        (Cust.)          (Minor)
TEN ENT - as tenants by the
          entireties                   Under Uniform Gifts to Minors Act

JT TEN - as joint tenants with right
         of survivorship and not as    -----------------------------------------
         tenants in common                              (State)

     Additional abbreviations may also be used though not in the above list.

                                ----------------

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

  Please Insert Social Security or Employer
  Identification Number of Assignee

--------------------------
        -       -
--------------------------




--------------------------------------------------------------------------------
                   Please Print or Typewrite Name and Address
                      Including Postal Zip Code of Assignee


--------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing ______________________________________________________attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.


Dated:
      ----------------------------------    ------------------------------------
                                                        Signature

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

                                                                     EXHIBIT "D"

REGISTERED                                                            REGISTERED



NO.                    MEDIUM-TERM NOTE, SERIES B              PRINCIPAL AMOUNT:
                             (ZERO COUPON)                           U.S.$

                                                                     CUSIP:



         Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, New York, New York ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co. or such other entity as requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ORIGINAL ISSUE DATE:                         ORIGINAL ISSUE PRICE:
MATURITY DATE:                               ORIGINAL ISSUE DISCOUNT:
                                             YIELD TO MATURITY:

                              ---------------------


Date:
      ------------------

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION



         This is one of the Notes of the series designated herein referred to in the within-mentioned Indenture.

WELLS FARGO BANK, N.A., as Trustee



By:  __________________________________
       Authorized Signatory

THE WALT DISNEY COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the Principal Amount specified above on the Maturity Date specified above. If Maturity with respect to this Note falls on a day that is not a Business Day, the payment due at Maturity will be made on the following day that is a Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after Maturity. The principal of this Note shall not bear interest except in the case of a default in payment of principal upon acceleration or at Stated Maturity, and in such case, the Accreted Value (as defined below) of this Note at the date of such default in payment shall bear interest at the Yield to Maturity specified above plus 1% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Such interest will be computed on the basis of a 360-day year of twelve 30-day months, compounded semiannually. Payment of the principal of and any such interest on this Note will be made at the office or agency of the Company maintained for that purpose, initially designated to be the Corporate Trust Office of the Trustee in Los Angeles, California, and at such additional offices or agencies as the Company may designate, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, however, that at the option of the Company, payments of principal of and interest on this Note may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Securities or by wire transfer of immediately available funds to the account of the Holder of this Note if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable payment date. Notwithstanding the foregoing, the Company will make payments of interest, if any, on any Interest Payment Date other than the Maturity Date to each registered Holder of $10,000,000 (or, if the payment currency is other than United States dollars, the equivalent thereof in the particular payment currency) or more in aggregate principal amount of definitive Notes (whether having identical or different terms and provisions) by wire transfer of immediately available funds if the applicable registered Holder has delivered appropriate wire transfer instructions in writing to the Trustee not less than 15 days prior to the particular Interest Payment Date. Any wire transfer instructions received by the Trustee shall remain in effect until revoked by the applicable registered Holder.

         The "Accreted Value" of this Note at any date (the "Calculation Date") shall be equal to (i) the Original Issue Price of this Note specified above plus
(ii) the accrued amortization of Original Issue Discount specified above attributable ratably on a daily basis to the period from and including the Original Issue Date specified above to but excluding the Calculation Date. The calculation of accrual of Original Issue Discount will be computed on the basis of a 360-day year of twelve 30-day months, compounded semiannually.

         Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         This Note is one of a duly authorized issue of securities (herein called the "Securities") of the Company (which term includes any successor corporation under the Indenture hereinafter referred to) issued and to be issued pursuant to such Indenture. This Security is one of a series designated by the Company as its Medium-Term Notes, Series B. The Indenture does not limit the aggregate principal amount of the Securities.

         The Company issued this Note pursuant to an Indenture, dated as of September 24, 2001 (herein called the "Indenture"), between the Company and Wells Fargo Bank, N.A., a national banking association, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

         The Notes are issuable as Registered Securities, without coupons, in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

         The Company may from time to time, without the consent of existing Note Holders, issue additional Notes having the same terms and conditions (including maturity and interest payment terms) as previously issued Notes in all respects, except for issue date, issue price and the first payment of interest. Additional Notes issued in this manner will be fungible with the previously issued Notes to the extent specified in the applicable Pricing Supplement.

         This Note may not be redeemed prior to the Maturity Date set forth above.

         If an Event of Default with respect to the Notes shall occur and be continuing, a portion of the principal of this Note may be declared due and payable in the manner and with the effect provided in the Indenture. Such portion shall be equal to the Accreted Value of this Note at the time of such declaration. Upon payment (i) of such Accreted Value and (ii) of interest on any overdue Accreted Value (to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest on this Note shall terminate.

         The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or, subject to the provisions for satisfaction and discharge in Article Eight of the Indenture, of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest, if any, on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the register of Securities, upon surrender of a Note for registration of transfer at the office or agency of the Company maintained for that purpose, initially designated to be the Corporate Trust Office of the Trustee in Los Angeles, California, and at such additional offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         No service charge shall be made by the Company, the Trustee or the Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 2.11, 3.6, 9.5 or 10.3 of the Indenture, not involving any transfer).

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, including without limitation, Sections 5-1401 and 5-1402 of the New York General Obligations Law and New York Civil Practice Law Rule 327(b).

         All undefined terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         IN WITNESS WHEREOF, The Walt Disney Company has caused this Instrument to be signed by the signature or facsimile signature of its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents, or its Treasurer or any Assistant Treasurer and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof, and its corporate seal or a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

              (SEAL)                  THE WALT DISNEY COMPANY



                                      By: ______________________________________
                                      NAME:  Christine M. McCarthy
                                      TITLE: Senior Vice President and Treasurer


Attest:


______________________________________
NAME:   Marsha L. Reed
TITLE:    Vice President and Secretary

                                  ABBREVIATIONS



         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  as tenants in common                 UNIF GIFT MIN ACT _____ Custodian _____
                                                               (Cust.)         (Minor)
TEN ENT  as tenants by the entireties
                                              Under Uniform Gifts to Minors Act
 JT TEN  as joint tenants with right
         of survivorship and not as tenants   ________________________________________
         in common                                             (State)

     Additional abbreviations may also be used though not in the above list.

                                ----------------

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or Employer
Identification Number of Assignee
--------------------------
        -       -
--------------------------



--------------------------------------------------------------------------------

                   Please Print or Typewrite Name and Address
                      Including Postal Zip Code of Assignee

--------------------------------------------------------------------------------

the within Security and all rights thereunder, hereby irrevocably constituting and appointing ______________________________________________________attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.


Dated:____________________________    __________________________________________
                                                     Signature

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.